UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

Amendment No. 3 to
FORM 8-K/A
______________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 15, 2013

GEI GLOBAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-171572	27-3429931
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

 Attn: K. J. Berry, Ph.D., P.E., Chairman and CEO
6060 Covered Wagons Trail
Flint, Michigan 48532
(Address of principal executive offices)

(810) 610-2816
 (Registrant’s telephone number, including area code)

Suja Minerals, Corp.
 (Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 3 to Form 8-K/A is filed to add financial statements for Global Energy Innovations, Inc., which was acquired August 15, 2013.

This report includes certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement in this report that is not a statement of historical fact may be deemed to be a forward-looking statement. We often use these types of statements when discussing our plans and strategies, our anticipation of revenues from designated markets and statements regarding the development of our businesses, the markets for our services and products, our anticipated capital expenditures, operations, support systems, changes in regulatory requirements and other statements contained in this report regarding matters that are not historical facts. When used in this report, the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate” and other similar expressions are generally intended to identify forward-looking statements. Because these forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by these forward-looking statements. There can be no assurance that: (i) we have correctly measured or identified all of the factors affecting us or the extent of their likely impact; (ii) the publicly available information with respect to these factors on which our analysis is based is complete or accurate; (iii) our analysis is correct; or (iv) our strategy, which is based in part on this analysis, will be successful. We do not assume any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 1.01.  Entry Material Agreement

On August 15, 2013 SUJA Minerals, Corp. (“we” or the “Company”) entered into a Share Purchase Agreement dated as of August 6, 2013 (the “SPA”) among K. Joel Berry (“Dr. Berry”), the Company and Global Energy Innovations, Inc. (“GEI”), a Michigan corporation.  Pursuant to the SPA we agreed to acquire 100% of the outstanding shares of capital stock of GEI.  The purchase price will consist of $250,000 cash, plus delivery to Dr. Berry or his designee(s) by certain of our shareholders of 15,000,000 (75,000 post-split) shares of our common stock fully diluted, plus the issuance to Dr. Berry of 2,500 shares of our Series A Convertible Super-Voting Preferred Stock, which will give voting control of the Company (including the right to approve Directors) to Dr. Berry.  In addition, we agreed to pay a royalty to Dr. Berry for a period of ten years of 2.5% on sales up to $100,000,000 per year and 1.5% on sales over $100,000,000 per year.  The Agreement also provides that Dr. Berry will manage the Company for the next five years on a permanent full time basis according to an employment agreement to be approved by our Board of Directors. The Agreement contains customary representations, warranties, covenants and closing conditions.

On August 20, 2013, one of the former shareholders of SUJA Minerals, Corp. cancelled 10,000,000 (50,000 post-split) of his shares so that GEI obtained a control over the Company as a result of the share purchase transaction described in the SPA.

Item 2.01.  Completion of Acquisition or Disposition of Assets

On August 15, 2013 we completed an acquisition of 100% of the outstanding shares of capital stock of GEI.  As part of the closing of this transaction, control of the Company was transferred to Dr. Berry.

GEI, founded in 2007, is part of the fuel cell and sustainable/alternative energy industry. Fuel cells are an efficient, combustion-less, reliable, and virtually pollution-free energy source that provide electricity to power a wide array of applications, including buildings (manufacturing facilities, hotels and hospitals), primary power for grid integration, automobiles, emergency back-up systems, and base load grid power. A fuel cell uses fuel - usually hydrogen, extracted from common fuels such as natural gas, and oxygen - to produce electricity. In principle, a fuel cell is an electrochemical device that operates like a battery. However, unlike a battery, a fuel cell requires re-fueling and not recharging. Fuel cells will continue to produce electricity and heat as long as there is a constant fuel source. Hydrogen fuel cells work simply, have no moving parts, and operate silently, with water and excess heat as their only by-products. Fuel cells thus provide the ideal solution for a myriad of portable, on-board and stationary electric power generation applications.

The GEI fuel cell systems can operate on a number of fuel sources such as natural gas, ethanol, propane and biofuels. This would permit GEI to take advantage of the existing logistic fuel infrastructure, as fuel sources such as natural gas are cost-competitive and abundant in the United States and certain other regions. Since the GEI X5 "brand" fuel cell system is intended to be scalable and stackable, it enables the Company to become a market leader in every category of the fuel cell Industry and has the potential to create new categories. GEI can build fuel cells ranging from 2 kW - 100 kW and since the Company has the ability of stacking the fuel cells like building blocks it can build fuel cell power plants that are multi-megawatt in size.

The GEI fuel cell system provides primary power for homes and buildings and is viewed by management to have a competitive advantage due to very restrictive offerings from other companies with only back-up power (due to fuel restrictions) or power to one singular application (due to technology restrictions). The GEI X5 core strategy is to avoid providing a "niche" technology for a "niche" application, but rather provide a robust and scalable systems technology applicable across multiple platforms that allow high volume cost reductions and savings in design and manufacturing cost. There are currently 3 patents that protect this technology and the Company plans for several more to be filed before the end of 2013.

FORM 10 DISCLOSURE

As disclosed elsewhere in this Report, we acquired GEI on August 15, 2013 pursuant to the Share Purchase Agreement, which was accounted for as a recapitalization effected by a share exchange.  Item 2.01(f) of Form 8-K provides that if the Company was a shell company, other than a business combination related shell company (as those terms are defined in Rule 12b-2 under the Exchange Act) immediately before the Closing, then the Company must disclose the information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act reflecting all classes of the Company’s securities subject to the reporting requirements of Section 13 of the Exchange Act upon consummation of the Closing.

While the Company does not believe that it was a shell company immediately before the Closing, to the extent that the Company might have been considered to be a shell company immediately before the Closing, we are providing below the information that we would be required to disclose on Form 10 under the Exchange Act if we were to file such form.

DESCRIPTION OF BUSINESS

We design develop and manufacture fuel cell systems.  We operate in the “clean energy” sector of the power industry.

Our principal product, the X5 Smart Adaptable Fuel Cell Auxiliary Power Unit (the “GEI X5”) is a “hybrid” fuel cell auxiliary power unit (APU) at the core of systems that can be sized to meet the power requirements for many different applications. The technology allows the cells to run on a variety of fuel types, most notably natural gas.  We believe that our fuel cell products can be easily paired with other types of power generating units such as solar and wind.  Our products are intended to be both adaptable and reliable. The power stacks provide a range of power outputs from 5 kW to 100 kW, which can be combined further to achieve even greater power outputs.

We have identified opportunities in a number of different applications. These include large scale power generators, commercial trucking and recreational or military vehicles, and backup stationary power for residential or commercial outlets. We will seek to generate income through power generation in partnership or by licensing to large operators, through the sale of our units of various sizes, and through licensing agreements and joint ventures with other manufacturers.

We anticipate that we will achieve full commercial operations in 2014.

Corporate Information

We were incorporated on April 28, 2010 as a Nevada corporation. Pursuant to a Share Purchase Agreement dated August 15, 2013 we acquired all of the capital stock of Global Energy Innovations, Inc. (“GEI”), a Michigan corporation that was incorporated in 2007.  As a result of our acquisition of GEI, GEI’s founder, Dr. K. Joel Berry (“Dr. Berry”), acquired control and became our Chairman, Chief Executive Officer and Director.  Our executive offices are located at 6060 Covered Wagons Trail, Flint, MI 48532 USA; our telephone number is (810) 743-8491. Our website is located at http://www.geiglobal.com. The information on our website is not part of this Report. We are an emerging growth company, as that term is defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of this offering, (b) in which we have total annual gross revenue of at least $1.0 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

GEI’s Products

Hybrid technology
GEI’s X5 Smart Adaptable Fuel Cell Auxiliary Power Unit (the “GEI X5”) is a “hybrid” fuel cell auxiliary power unit (APU) that incorporates a high temperature polymer electrolyte membrane (PEM) fuel cell and a high-energy density Lithium Polymer (LIPO) battery. Although fuel cell systems typically have a higher energy density compared with traditional batteries, fuel cell systems alone do not have the peak power and load following capabilities of a battery. The GEI X5 hybrid system thus benefits from the strengths of both technologies.

GEI’s X5 hybrid fuel cell power systems can be sized to meet the power requirements for any application. The battery or energy storage system responds to instant power demands, provides for instant start capability, and most importantly, provides for smooth operations. The fuel cell charges the battery during periods of low power demands. Since fuel processors are unable to respond instantly to changing load demands, systems without an energy storage media result in exceptionally difficult control strategies. Conversely, the GEI X5 hybrid system provides for simple, reliable, fuel efficient and cost effective control systems.

Fuel supply, by-products and efficiencies
The GEI X5 is designed primarily to run on natural gas. The ideal location for a large scale operation of, for example, 100MW is thus a natural gas field where the gas can be converted to electricity and fed into the grid immediately. Smaller operations, such as 25kW installations for apartments, restaurants and other businesses feed off the natural gas installed network. The GEI X5 can, however, be powered by any fuel from which hydrogen can be readily extracted.

Major by-products are oxygen and water. Heat generated in the cooling process is used in the process of extracting hydrogen from the natural gas, resulting in an overall fuel to electricity efficiency of between 40% and 50%. Harmful by-products are minimized due to the recapturing of the fuel cell stack exhaust.

Integration with other generators
The GEI X5 can be produced as large stationary systems or smaller portable systems. As such it can be plugged in as an auxiliary unit alongside other power sources such as solar, wind, tidal generators. The portable systems are suitable for less permanent locations such as mining camps or military installations where solar units are frequently the major power source.

GEI’s proprietary technologies
GEI, through an exclusive license on one patent held by Dr. Berry and two patents pending, has proprietary rights over its Configurable Input High-Power DC-DC Converter (US: 7,843,185) (power management), its fuel cell bipolar plate for optimal uniform delivery of reactant gases and efficient water removal (patent pending) (thermal systems management), and its stack design and assembly of high temperature PEM fuel cells (patent pending).

GEI’s Markets

Industry background and trends
The industry in which GEI operates – power generation – is not new. With increasing development however, especially in the highly populated developing countries of Asia, power generators throughout the world are being required to provide more efficient, cleaner, more affordable and flexible power in ever increasing quantities from power sources that are scarce and possibly finite. We believe that economic, regulatory and political pressure will continue to be applied to power generators, whether their source is fossil fuels, hydro, solar, wind, bio-fuels or any other source.

The most likely areas of significant growth in the foreseeable future are in Asia. The growing middle class in Asia requires greater access to electrical power but is hampered by the lack of infrastructure, particularly well-developed electrical grids. GEI’s fuel-flexible and scalable fuel cell systems offer very appropriate stand-alone systems that can be paired with other stand-alone but less dependable systems such as solar and wind.

Target customers
Our target customers all share a desire for clean, efficient, portable and flexible power. They include participants in the following sectors, particularly in North America, Asia and Europe:

•	Large scale power generators
•	Commercial Trucking, Recreational Vehicles and Motor Homes (ancillary power only e.g. for refrigeration units needing power when the engine is turned off)
•	Marine (ancillary power only)
•	Military (ancillary power only)
•	Disaster Relief Emergency
•	Back-up Stationary Power (shopping malls, offices, apartment blocks)
•	Data Security, Telecommunications

Competitors

Direct competitors

•
Plug Power Systems:   Low temperature fuel cell operating on pure hydrogen designed for fork lift trucks. Limited scope for expansion.  We do not consider them to be a direct competitor to GEI due to its limited market segment and its low temperature technology.

•
Clear Edge Power:   California based high temperature 5kW fuel cells operating on natural gas and focused on residential customers. Limited by its inability to meet power demand spikes created by every day household appliances. We believe there is a GEI competitive advantage due to greater perceived system flexibility.

•
Nordic Power Systems:   European based high temperature 1kW fuel cells operating on low sulfur diesel fuel.  We do not view them as a present direct competitor to GEI due to Nordic’s perceived lower operating efficiencies and low volume production.

•	UltraCell Power: Portable high temperature 25kW fuel cells operating on reformed methanol. We do not regard them as a present direct competitor due to their market segment and fuel cell size.

•
Bloom Energy:   GEI considers Bloom to be a serious competitor with respect to the large stationary and base load stationary markets.   We believe that GEI may have a competitive advantage over Bloom because of its core fuel cell technology, which operates at very high temperatures (800C), may be less responsive than our technology to spikes in operating loads and may require a more expensive manufacturing process.

Competitive advantages
GEI’s competitive advantages lie in its intellectual property, its leadership and the ability of its fuel cells to operate on multiple different fuels, notably natural gas, propane, ethanol, methanol, methane, or diesel.

Barriers to entry
GEI’s X5 fuel cell systems have taken many years to develop and are protected in part by patents. GEI’s intellectual property thus may provide a barrier to newcomers wishing to enter the same market, although potential entrants may instead design around our patents.

Indirect competitors and GEI’s competitive advantages
GEI’s indirect competitors are other power generators both traditional and modern:

	Coal / gas / oil fired generators	Nuclear generators	Hydro- electric plants	Solar generators	Wind turbines	GEI’s X5 hybrid fuel cells

Share of world production	68%	13%	16%	3% (including tidal and geothermal)		Nil to date
Operating Cost / kWh	$0.094 (coal, conventional) $0.14 (coal, advanced) $0.09 (gas)	n/a	n/a	$0.21	$0.097 (onshore) $0.24 (offshore)	$0.06 to $0.09
Constraints on capacity other than capital cost	Supply of raw material	Supply of raw material, public opinion	Availability of steady flowing water, proximity to grid	Availability of land, latitude and prevailing climate	Availability of land, prevailing climate	Supply of raw material
Required capital outlay	Very high	Very high	Very high	Flexible but needs backup	Flexible but needs backup	Flexible
Fuel to electricity efficiency	33%	n/a	n/a	n/a	n/a	45% (if waste heat drives turbines - 70%)
Principal environmental issues	Greenhouse gases	Radiation leakages	Interruption of river flows	None but backup source may not be “clean”	Wildlife, noise. Backup source may not be “clean”	Emission of carbon dioxide is 40% less than coal or gas fired plants. No other noxious gases. Quiet.
Reliability	Supply irregularities usually at grid level, not generator level	Supply irregularities usually at grid level, not generator level	Supply irregularities usually at grid level, not generator level	Relies on regular and plentiful sunshine	Relies on regular and plentiful wind	Stand-alone aspect protects against irregularities in the grid. No moving parts. Can be monitored remotely
Off grid capability	Very limited	Very limited	Very limited	Very suitable	Feasible but not necessarily economic	Very suitable
Fuel flexibility	No	No	No	No	No	Yes
Scalability	Feasible but costly (large scale)	Feasible but costly (large scale)	Feasible but costly (large scale)	Yes – modular	Yes – modular	Yes – modular / stackable
Demand responsiveness	Good	Good	Good	Poor	Poor	Good
Integrates with other power generators	Through the grid	Through the grid	Through the grid	Yes	Yes	Yes –especially with solar

Our marketing and sales strategy

GEI’s business development, marketing and sales strategy is to actively pursue several channels:

•	Large scale power generating facilities based on major natural gas fields that can be readily linked to the grid. These opportunities will be rare and will have long lead times.

For example, in May 2013 we negotiated a Memorandum of Understanding  (“MOU”) for a 20 acre site in a natural gas field in Western Pennsylvania on which we intend to build a 100 MW fuel cell power plant. We intend to sell power through local power supply companies.

•
25kW fuel cell power systems for commercial real estate and small businesses such as restaurants, apartment buildings, large homes, and industrial businesses. These applications are particularly well suited to locations not served by a major electrical grid. Conventional selling methods will be used with this channel.

For example, GEI is developing relationships with a large Kentucky Fried Chicken (“KFC”) franchisee for deployment at their restaurants within the continental US, Hawaii, and the Virgin Islands.

•
Final assembly of units in various parts of the world in partnership with international manufacturers, allowing for the retention of key intellectual property within GEI while outsourcing the lower value adding manufacturing processes. Selling the final products will be done in collaboration with the joint venture partners.

For example, in partnership with Indian investors we intend to form GEI INDIA to provide a large final assembly hub for the distribution of the GEI 5kW fuel cell technology throughout India. GEI INDIA expects to receive local investments of $5 million, will purchase the fuel cell power system from GEI USA, and GEI USA will obtain an equity interest in GEI INDIA.

•
Partnering with economic development agencies to promote GEI’s technology with pilot projects on a semi-permanent basis, allowing for broad promotion (trade shows, direct demo’s) within markets considered ripe for acceptance of the technology

For example in March 2013 we signed an agreement with the Italian Association for Economic Development (Aisvec) to provide a mobile natural gas 25 kW fuel cell power plant that will be used as a demonstration unit available for review by as many as 2,000 small and medium sized municipalities as well as provincial and regional governments.

GEI’s Planned Manufacturing Operations

GEI’s core technology will be manufactured at our home base in Flint, Michigan.  We also plan to acquire or lease a larger manufacturing facility in the United States.  Final assembly is intended to be done in various parts of the world in partnership with local manufacturers.

Our Business Model

We intend to generate revenues and profits from one or more of the following sources:

•
Power generation: Power purchase agreements with regional power distributors purchasing from GEI’s natural gas field based large scale fuel cell installations. In such cases the significant capital costs would be amortized over the estimated life of the project which would be funded with a mix of equity and debt. It is estimated that once the debts have been retired there would be residual cash flows available for distribution to shareholders. Given the scale of these operations it is likely that they would be joint ventured with large-scale power generator corporations. Alternatively GEI may simply sell sufficient units to the power generating corporations;

•
Sales of fuel cell systems:  Gross margins on fuel cell systems installed stand-alone or paired with solar / wind / geo-thermal installations in shopping complexes, apartments, mining sites, land and marine vessels and the like. The principal return on investment for purchasers of such systems would be derived from the comparatively low energy cost offered by GEI’s fuel cell systems. GEI would thus enjoy an opportunity for strong cash flows on relatively low operational cost of sales;

•
Licensing or joint venture agreements:  Shared profits and/or licensing fees from joint ventures with regional and foreign joint venture partners operating large assembly plants. The joint venture partners that GEI will select would largely operate in regions of the world with low operating costs. Profits derived from this stream would be similar to those referred to above but could have a lower cost base, together with operators experienced selling in their own markets;

•	Maintenance contracts on installed GEI fuel cells;
•	Technical support fees from licensees; and
•	Technology transfer fees from Original Equipment Manufacturers

Patents, Trademarks and Copyrights

We hold an exclusive license to one United States patent owned by Dr. Berry, and we hold directly right to two pending patent applications.  These patent rights concern our Configurable Input High-Power DC-DC Converter (US: 7,843,185) (power management), our fuel cell bipolar plate for optimal uniform delivery of reactant gases and efficient water removal (patent pending) (thermal systems management), and our stack design and assembly of high temperature PEM fuel cells (patent pending).  While there is no assurance that the pending patents will be issued or that additional patents will be granted, we intend to continue to apply for patent protection covering key portions of the technology used in our fuel cell products.

We presently own the U.S. trademarks to the name GEI Global Energy Innovations.

Employees

We presently have three engineers in addition to Dr. Berry.  We plan to employ more qualified employees in the future, particularly if our plan to acquire or lease a larger United States manufacturing facility is successful. We plan to keep staff at a minimum to minimize overhead.

Government Regulations

Our business is not subject to substantial regulation.  However, our target markets, such as power generation, are subject to varying degrees of regulation, including FERC and various State Public Utility regulators.  In particular, public electric utilities in many states have clean or renewable energy targets that are required to be achieved, which will affect the marketability of our products, particularly if our fuel cells do not achieve the same degree of credit as other alternative energy sources such as wind, solar or geothermal energy.

RISK FACTORS

Investing in our common stock involves a high degree of risk. You should carefully consider the risks described below, together with the other information contained in this filing, before making your decision to invest in shares of our common stock. We cannot assure you that any of the events discussed in the risk factors below will not occur. These risks could have an adverse impact on our business, results of operations, financial condition and cash flows. If any of the following risks develops into an actual event, the trading price of our common stock could decline, and you could lose all or part of your investment.

Risks Related to Our Business

We have limited operating history and face many of the risks and difficulties frequently encountered by development stage company.

We are an ‘‘emerging growth company,’’ as that term is defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, and to date, our efforts have been focused primarily on the research, design, development and marketing of our business model. We, including our subsidiary, have limited operating history for investors to evaluate the potential of our business development. We have limited net revenues and net income from operations.  There can be no assurance that we will be able to implement our business plan based on the foregoing factors.

We compete with more established and well-recognized companies, which may have a competitive advantage.

We operate primarily in the fuel cell industry, which is, with a number of small and large companies in the United States and abroad. Some of our competitors and potential competitors have substantially greater capital resources and more experience in our industry and may have significant competitive advantages. Some of our competitors are part of a national or international companies and may be able to receive administrative, financial and other support that reduce their operating costs and have successful marketing and promotional campaigns.

Our future success is dependent, in part, on the performance and continued service of Dr. K. Joel Berry, our Chairman, Chief Executive Officer and Director, and any loss of his services would likely result in material and adverse effects on our operating results.

If we cannot hire or retain skilled executive, managerial and technical personnel, our business can be adversely affected.

We currently only have three engineers in addition to Dr. Berry. A failure to attract and retain qualified individuals for our senior executive positions could adversely affect our operations and any future revenues. We continue to seek additional qualified personnel in order to expand our development efforts and operations. There is no assurance that we will be able to attract and retain any such qualified personnel.

Our products do not yet have an operational history of running at full capacity on an extended basis.

Our products have been operated successfully in a number of locations on a trial or limited scale basis.  However, the products have not yet been demonstrated operating at full capacity, especially in partnership with foreign assembly plants.

 The market for our products is not widely established, and competitors may better predict how the market will develop.

There is a significant market risk resulting from the fact that our products and technology, as well as fuel cell technology in general, have not yet been fully accepted by the target markets.  Significant efforts are still required to overcome the market’s heavy reliance on traditional power sources.  Additionally, competing makers of fuel cell systems may better predict the direction in which the market may develop.  We will need to continue to invest in research into new and improved fuel cell technologies in order to remain competitive.

The power industry regulatory framework may disfavor fuel cells as a source of power.

A number of power generating technologies that we consider to be less competitive receive significant subsidies from Unites States state and federal governments.  To the extent that technologies such as solar, wind, bio-fuel and geothermal energy are favored by governmental policies and programs and fuel cells are not, it will make it more difficult for us to overcome these economic incentives for our potential customers to select the favored technologies.

There are significant risks related to macro-economic conditions.

While the economies of North America and much of Asia have largely recovered from the Great Recession, Europe’s recovery is still far from assured.  The economies of South America and Africa have not achieved uniform and consistent success.  GEI needs to accurately assess economic conditions in determining which jurisdictions it will focus its business development efforts in.

The lack of public company experience throughout our management team could adversely impact our ability to comply with the reporting requirements of U.S. securities laws.

Dr. Berry, our Chairman, Chief Executive Officer and Director lacks public company experience, which could impair our ability to comply with legal and regulatory requirements such as those imposed by Sarbanes-Oxley Act of 2002. Dr. Berry has never had responsibility for managing a publicly traded company, although he has had academic management and leadership training through the Harvard School of Management. Such responsibilities include complying with federal securities laws and making required disclosures on a timely basis. Our senior management may not be able to implement programs and policies in an effective and timely manner that adequately respond to such increased legal, regulatory compliance and reporting requirements, including the establishing and maintaining internal controls over financial reporting.  Any such deficiencies, weaknesses or lack of compliance could have a materially adverse effect on our ability to comply with the reporting requirements of the Securities Exchange Act of 1934, which is necessary to maintain our public company status. If we were to fail to fulfill those obligations, our ability to continue as a U.S. public company would be in jeopardy in which event you could lose your entire investment in our company.

We will require financing to achieve our current business strategy and our inability to obtain such financing could prohibit us from executing our business plan and cause us to slow down our expansion of operations.

We will need to raise additional funds through public or private debt or sale of equity to achieve our current business strategy. Initially, approximately $15,000,000 is needed to acquire or lease and finish out our United States manufacturing facility and for working capital to build and carry inventory until payment is made by our customers.   Even if such financing is available, it may be on terms that are materially adverse to your interests with respect to dilution of book value, dividend preferences, liquidation preferences, or other terms. Our capital requirements to implement our business strategy will be significant. Moreover, in addition to monies needed to continue operations over the next twelve months, we anticipate requiring additional funds in order to significantly expand our operations and undertake performance under some of the important contracts we have been awarded. If we are unable to obtain financing on acceptable terms, we could be forced to delay or scale back our business plan. In addition, such inability to obtain financing on acceptable terms could have a material adverse effect on our business, operating results, or financial condition. Currently, we have no established bank-financing arrangements. Therefore, it is likely we would need to seek additional financing through subsequent future private offering of our equity securities, or through strategic partnerships and other arrangements with corporate partners.

 We may face damage to our professional reputation or legal liability if our clients are not satisfied with our services.

As a pre-revenue company in the fuel cell industry with a superior and competitive technology, we will initially depend to a large extent on our relationships with our potential clients and our reputation for professional services and integrity to attract and retain clients.  The members of the target industries are likely to communicate with one another. As a result, if a client is not satisfied with our services or it may be more damaging in our business than in other businesses.

We may face legal liabilities from warranty claims made against our products.

Our agreements with customers may involve projects that are critical to the operations of our clients’ businesses. If we fail to meet our contractual obligations, we could be subject to legal liability, which could adversely affect our business, operating results and financial condition. The provisions we typically include in our contracts which are designed to limit our exposure to legal claims relating to our services may not protect us or may not be enforceable under some circumstances or under the laws of some jurisdictions. If a legal judgment is rendered against us we may be forced to limit out proposed operations or cease our operations.   Defending ourselves in any large lawsuit would likely result in a material adverse effect on our operations.

Risk Related To Our Capital Stock

We do not intend to pay any dividends.

We have not paid any dividends on our common stock and do not anticipate declaring any dividends on our common stock in the foreseeable future. Our board of directors presently intends to retain all earnings, if any, for use in our business operations and development of facilities.

Our securities are considered highly speculative because of the early stage of development and nature of our business.

We operate in an industry that is highly competitive, fast developing and subject to rapid technological advances. We do not have a significant market presence, and have generated limited revenues. Any profitability of our business depends on our successfully executing our business plan, which is subject to the risks inherent in any new business and those risks specific to the fuel cell industry. In addition, we continue to seek additional investment either through debt or equity to develop our business plan and to sustain our future business operations.

Our securities are subject to the ‘‘Penny Stock’’ regulations of the SEC, which may restrict trading of our common stock in the event a trading market develops for our shares.

The SEC defines a ‘‘penny stock’’ as any equity security other than a security excluded from such definition by Rule 3a51-1 of the Exchange Act. Generally, a ‘‘penny stock’’ is any equity security that has a market price of less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Since our shares are not listed on a national stock exchange and the market price of our shares is less than $5.00 per share, our securities are subject to the penny stock rules under Rule 15g-9 of the Exchange Act, which imposes restrictions on broker-dealers who sell to persons other than established customers and accredited investors.

The penny stock rules require a broker-dealer to, prior to the sale of the penny stock, approve the purchaser’s account for transactions in penny stocks by obtaining the purchaser’s information regarding his or her financial situation, investment experience and investment objectives. The broker-dealer must deliver a standardized risk disclosure document prepared by the SEC to provide the purchaser with additional information including current bid and offer quotations for the penny stock, the compensation of the broker- dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the purchaser’s account. The broker-dealer must make a written determination that the penny stock is a suitable investment for the purchaser and that the purchaser has sufficient knowledge and experience in financial matters. In addition, the broker-dealer must receive the purchaser’s written agreement to the transaction. These additional requirements may affect the ability of broker-dealers to trade our securities and reduce the level of trading activity in the secondary market. As a result, penny stock rules limit the marketability of our common stock and may discourage investors from purchasing our common stock at such time, if ever, that our stock is available for market purchase.

Future sales or issuances of substantial amounts of our common stock could affect the market price of our common stock.

In the future, we may issue our authorized but previously unissued equity securities, resulting in the dilution of the ownership interests of our present stockholders. We are currently authorized to issue an aggregate of 800,010,000 shares of capital stock consisting of 800,000,000 shares of common stock, par value $0.001 per share, and 10 ,000,000 shares of “blank check” preferred stock $0.001, par value, per share.  Blank Check preferred stock is stock which the Company’s board of directors has broad authority to determine voting, dividend, conversion, and other rights.

We may also issue additional shares of our common stock or other securities that are convertible into or exercisable for common stock in connection with hiring or retaining employees or consultants, future acquisitions, future sales of our securities for capital raising purposes, or for other business purposes.

 Future sales or issuances of substantial amounts of our common stock, or securities convertible or exchangeable into shares of our common stock, in the public market, or perceptions that those sales, issuances and/or conversions could occur, could adversely affect the price of our common stock at such time, if ever, that our stock is traded, and our ability to raise capital in the future. At the present time, we expect that we will require substantial amounts of outside funding to finance our operations and pay our obligations under an acquisition contract, which could be raised through the sale of our common stock or securities exercisable or convertible into our common stock. Our ability to issue additional shares of our common stock or any class of stock that is convertible into shares of common stock may be limited by the causing an ‘‘overhang’’ that may reduce the price of our common stock if, as and when there is trading in our common stock.

Shareholder Control

Dr. K. Joel Berry, our Chairman, Chief Executive Officer and Director shall consistently hold at least 33.8% of the voting power of our common stock and all of our preferred stock and can thus control the outcome of decisions requiring shareholder approval. The level of ownership held by this stockholder may delay, deter or prevent the change of control, even if such change of control would be beneficial to the other holders of our securities.  This and other affiliated transactions and future transactions with affiliates of Dr. Berry could be detrimental to our stockholders.

We will incur significant costs as a result of operating as a public company, and our management will devote significant time to new compliance initiatives. We may fail to comply with the rules that apply to public companies, which could result in sanctions or other penalties.

We will incur significant legal, accounting and other expenses as a public company, including costs resulting from public company reporting obligations under the Securities Exchange Act of 1934, as amended, and regulations regarding corporate governance practices, such as accurately and timely filing annual and interim reports, soliciting proxies for annual and special meetings of stockholders, conflicts of interest policies and a code of conduct. Our management and other personnel will need to devote a significant amount of time to ensure that we comply with all of these requirements. Moreover, the reporting requirements, rules and regulations will increase our legal and financial compliance costs and will make some activities more time- consuming and costly. Any changes we make to comply with these obligations may not be sufficient to allow us to satisfy our obligations as a public company on a timely basis, or at all. These reporting requirements, rules and regulations, coupled with the increase in potential litigation exposure associated with being a public company, could also make it more difficult for us to attract and retain qualified persons to serve on our board of directors or board committees or to serve as executive officers, or to obtain certain types of insurance, including directors’ and officers’ insurance, on acceptable terms.

 We are subject to Section 404 of The Sarbanes-Oxley Act of 2002 and the related rules of the SEC, which generally require our management and independent registered public accounting firm to report on the effectiveness of our internal control over financial reporting. Beginning with the second annual report that we will be required to file with the SEC, Section 404 requires an annual management assessment of the effectiveness of our internal control over financial reporting. However, for so long as we remain an emerging growth company as defined in the JOBS Act, we intend to take advantage of certain exemptions from various reporting requirements that are applicable to public companies that are not emerging growth companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404. Subject to being a smaller reporting company, once we are no longer an emerging growth company or, if prior to such date, we opt to no longer take advantage of the applicable exemption, we will be required to include an opinion from our independent registered public accounting firm on the effectiveness of our internal controls over financial reporting.

To date, we have not conducted a review of our internal control for the purpose of providing the reports required by these rules. Accordingly, no assurance can be provided as the adequacy or effectiveness of our internal controls, which could harm our operating results, cause investors to lose confidence in our reported financial information and cause the trading price of our stock to fall.

We are an ‘‘emerging growth company’’ and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

The JOBS Act permits ‘‘emerging growth companies’’ like us to rely on some of the reduced disclosure requirements that are already available to smaller reporting companies, which are companies that have a public float of less than $75 million. As long as we qualify as an emerging growth company or a smaller reporting company, we would be permitted to omit the auditor’s attestation on internal control over financial reporting that would otherwise be required by the Sarbanes-Oxley Act, as described above and are also exempt from the requirement to submit ‘‘say-on-pay’’, ‘‘say-on-pay frequency’’ and ‘‘say-on-parachute’’ votes to our stockholders and may avail ourselves of reduced executive compensation disclosure that is already available to smaller reporting companies.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the exemption from complying with new or revised accounting standards provided in Section 7(a)(2)(B) of the Securities Act as long as we are an emerging growth company. An emerging growth company can therefore delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected not to take advantage of the benefits of this provision.

We may take advantage of these reporting exemptions until we are no longer an emerging growth company. We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the date of the first sale of our common stock pursuant to an effective registration statement, (b) in which we have total annual gross revenue of at least $1.0 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. Until such time, however, we cannot predict if investors will find our common stock less attractive because we may rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile and could cause our stock price to decline.

While our common shares trade on the OTC Bulletin Board, the market for our common stock has not been liquid and trading has often been sporadic.  There is no assurance that this market will grow into a regular trading market, or that if a trading market is developed, it will be sustained. In the absence of a trading market, an investor may be unable to liquidate their investment.

DESCRIPTION OF PROPERTY

The Company leases 2,500 square feet of office / warehouse facilities in Flint, Michigan.  While adequate for the Company’s current operations, the Company intends to acquire or lease a larger (approximately 70,000 square foot) building to serve as the United States assembly plant, although there is no assurance that financing will be available to acquire or lease and finish out a larger building for this purpose.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

 Going Concern

The consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.  The Company had a cash balance of approximately $3,456 at December 31, 2013 and a net loss and net cash used in operating activities for the interim periods then ended.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  While the Company is attempting to generate sufficient revenues and hopes to realize certain economies of scale and increased purchasing power due to its expanding operations, its operations are subject to considerable fluctuation and the Company’s cash position may not be sufficient enough to support the Company’s daily operations in any given period.  In the past, such cash shortfalls have been addressed by infusions of cash by its majority shareholder.  In the future, if revenues are not sufficient to cover operating expenses, we may need to seek additional debt or equity financing.

Off Balance Sheet Arrangements

We have no off balance sheet arrangements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding shares of common stock as of the date of this Offering and by the officers and directors, individually and as a group. Except as otherwise indicated, all shares are owned directly and the shareholders listed possesses sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Common stock	K. Joel Berry 6060 Covered Wagons Trail Flint, MI 48532 USA	75,000 (post-split)	33.8%

Series A Convertible Super – Voting Preferred Stock	K. Joel Berry 6060 Covered Wagons Trail Flint, MI 48532 USA	2,500	100%

EXECUTIVE COMPENSATION

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by us during the years ended December 31, 2012 and 2011.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)

Dr. K. Joel Berry	2011	0	0	0	0	0	0	0	0
CEO	2012	0	0	0	0	0	0	0	0
Matt Reams	2011	0	0	0	0	0	0	0	0
President	2012	0	0	0	0	0	0	0	0
Totals

Employment Agreements

Currently, we do not have an employment agreement in place with our officers and directors.

DESCRIPTION OF SECURITIES

General

We are authorized to issue an aggregate number of Eight Hundred and Ten Million (810,000,000) shares of capital stock, of which 800,000,000 shares are common stock, $0.001 par value per share, and 10,000,000 shares are preferred stock, $0.001 par value per share (per update to company's articles of incorporation dated 12/24/2013 and filed with the Nevada Secretary of State).

Common Stock

We are authorized to issue 800,000,000 shares of common stock, $0.001 par value per share. Currently we have 44,564,969 shares of common stock issued and outstanding as of March 8, 2014.

Each share of common stock shall have one (1) vote per share for all purpose. Our common stock does not provide a preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights. Our common stock holders are not entitled to cumulative voting for election of Board of Directors.

Preferred Stock

We are authorized to issue 10,000,000 shares of preferred stock, $0.001 par value per share. The preferred stock may be divided into number of series as our board of directors may determine. Our board of directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to and imposed upon any wholly issued series of preferred stock, and to fix the number of shares of any series of preferred stock and the designation of any such series of preferred stock. Currently there are 2,500 shares of Series A Convertible Super-Voting Preferred Stock issued and outstanding.

Series A Convertible Super-Voting Preferred Stock

Our Board of Directors has designated a series of preferred stock entitled Series A Convertible Super-Voting Preferred Stock. Each of these preferred shares has a common stock conversion rate of 1/1000 of the total issued shares of the common stock of the Purchaser at the time of conversion.  Furthermore, these preferred shares will at all times prior to their total conversion have a collective voting right equal to 50.00% of the total outstanding voting power of the corporation.  As a result of the issuance to Dr. Berry of 2,500 shares of Series A Convertible Super-Voting Preferred Stock and 15,000,000 (75,000 post-split) shares (of a total 23,050,000 (115,250 post-split) issued and outstanding shares as of 9/16/2013) of the Company’s common stock, Dr. Berry has voting control of the Company, with the voting power to elect the Company’s Board of Directors.

Dividends

We have not paid any cash dividends to our shareholders. The declaration of any future cash dividends is at the discretion of our board of directors and depends  upon our earnings, if any, our capital requirements and financial position, our general economic conditions, and other pertinent conditions. It is our present intention not to pay any cash dividends in the foreseeable future, but rather to reinvest earnings, if any, in our business operations.

Warrants

There are no outstanding warrants to purchase our securities.

Options

There are no outstanding options to purchase our securities.

MARKET FOR COMMON EQUITY

Market Information

We have been listed on the OTC Bulletin Board under the symbol “SJML” since July 29, 2011.  The following table sets forth the high and low bid price per share of our common stock for the periods presented.

Quarter Ended	High	Low

January 31, 2012	$0.12	$0.12

April 30, 2012	$0.12	$0.08

July 31, 2012	$0.08	$0.06

October 31, 2013	$0.12	$0.05

January 31, 2013	*	*

April 30, 2013	$0.15	$0.10

July 31, 2013	$0.62	$0.14

August 31, 2013	$0.70	$0.69

September 30, 2013	$0.56	$0.56

October 31, 2013	$0.65	$0.65

November 30, 2013	$0.40	$0.40
____________________

*  No trades during the quarter.

 Stockholders of Our Common Shares

As of March 8, 2014, we had 44,564,969 shares of our common stock and 2,500 shares of Series A Convertible Super-Voting Preferred Stock outstanding.

Our common shares are issued in registered form. The registrar and transfer agent for our shares of common stock is President Stock Transfer, Inc., with an address of 217-515 West Pender Street, Vancouver, BC V6B 6H5, Canada, Telephone: (604) 876-5526, Facsimile: (604) 876-5564, Website:  www.presidentstocktransfer.com

Dividend Policy

We have not declared or paid any cash dividends on our common stock or other securities and do not anticipate paying any cash dividends in the foreseeable future. Any future determination to pay cash dividends will be at the discretion of the Board of Directors and will be dependent upon our financial condition, results of operations, capital requirements, and such other factors as the Board of Directors deem relevant.

Recent Sales of Unregistered Securities; Use of Proceeds from Registered Securities

On April 28, 2010, the Company issued an officer and director of the Company 1,000,000 (5,000 post-split) shares of its $0.001 par value common stock at a price of $0.01 per share for services of $10,000.

On October 13, 2010, the Company issued 7,200,000 (36,000 post-split) shares of its common stock for cash of $74,500.  At October 31, 2010, the Company had 250,000 (1,250 post-split) shares unissued valued at $2,500 in common stock payable.  During March 2011, the Company issued the remaining 250,000 (1,250 post-split) shares and reduced the entire balance of common stock payable.

On October 13, 2010, the Company issued 1,000,000 (5,000 post-split) shares of its common stock for subscriptions receivable of $10,000.  The Company received $10,000 from the investor in November 2010.

On October 13, 2010, the Company issued 10,000,000 (50,000 post-split) shares of its common stock for a property option valued at $100,000 based on the fair value of the common stock.

On November 30, 2010, the Company received $10,000 from an investor and reduced the entire balance of subscriptions receivable for shares issued during October 2010.

On March 11, 2011, the Company issued 250,000 (1,250 post-split) shares of common stock to an investor for cash received during October 2010.

On August 14, 2013, we issued to Dr. Berry 2,500 shares of Series A Convertible Super-Voting Preferred Stock.

On August 15, 2013, we issued to Dr. Berry 15,000,000 (75,000 post-split) shares of Common Stock pursuant to the Share Purchase Agreement dated August 15, 2013.

On August 19, 2013, shareholder Imperial Riviera Inc. surrendered to the Company for cancellation 10,000,000 (50,000 post-split) shares of common stock to facilitate the transfer of control of the Company to Dr. Berry pursuant to the Share Purchase Agreement dated August 15, 2013.

On August 20, 2013, five different note holders of the Company converted $119,930 principal amount of notes into 19,987,142 (99,936 post-split) shares of Common Stock.

This debt conversion was rescinded on October 4, 2013.

During the period from Inception (April 28, 2010) to March 8, 2014 there were no other issuances of common or preferred stock.

Securities Authorized For Issuance Under Equity Compensation Plans

We do not have an equity compensation plan in favor of any director, officer, consultant or employee of our company.

Repurchase of Equity Securities by the Issuer and Affiliated Purchasers

We did not repurchase any of our shares of common stock or other securities during our fiscal year ended October 31, 2012.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings, which arise, in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any such legal proceedings or claims that we believe will have a material adverse effect on our business, financial condition or operating results.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

As described in our financial statements, both Matt Reams and Dr. Berry have advanced funds to the company from time to time and we anticipate that they may do so again in the future.  The amount of such loans made to us during the year ended December 31, 2012 did not exceed $120,000.  At December 31, 2012 the amount owed to Dr. Berry was approximately $98,000 and the amount owed to Mr. Reams was approximately $37,000.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The following table sets forth the name and age of officers and director as of January 31, 2014. Our Executive officers are elected annually by our Board of Directors. Our executive officers hold their offices until they resign, are removed by the Board, or his successor is elected and qualified.

Board of Directors

Dr. K. Joel Berry
Dave Namenye

Executive Officers

NAME	AGE	POSITION

Dr. K. Joel Berry	58	Chairman, Chief Executive Officer and Director

Dave Namenye	53	Director

Dr. K. Joel Berry, Chairman, Chief Executive Officer and Director

Dr. Berry, 58, has been Professor of Mechanical Engineering for over 26 years at Kettering University, and served as the former Head of Mechanical Engineering for 17 years.  Dr. Berry, an ASME (American Society of Mechanical Engineers) Fellow, also spearheaded, conceived, and raised over $10 million in funding for Kettering's Center for Fuel Cell Systems Engineering's (www.kufuelcellcenter.info) research initiatives. Recognizing the lack of an infrastructure for the storage and distribution of hydrogen as a "fuel," as required for traditional fuel cells, as being a major barrier to global fuel cell commercialization, Dr. Berry's vision was a more robust fuel cell power plant system to leverage the existing global logistic fuel infrastructure such as abundant and inexpensive natural gas. The result being the GEI X5 as a novel and revolutionary hybrid fuel cell power systems architecture.

Dr. Berry also serves as the President and CEO of GEI.

Dr. Berry has not yet entered into an employment agreement or related transaction with the Company.

Dr. Berry has not entered into any arrangement or understanding with any other person in connection with his appointment as our President and CEO.

Dr. Berry is not related to any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.

Involvement in Certain Legal Proceedings

Neither Dr. Berry nor Mr. Dave Namenye has been involved in any of the following events during the past ten years:

1.
A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities; associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

i)
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator,  floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or

ii)	Engaging in any type of business practice; or

iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.
The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;

5.
Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.
Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.
Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i)	Any Federal or State securities or commodities law or regulation; or

ii)
Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

iii)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.
Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Election of Directors

The Company will elect its Chairman and other directors at each annual meeting.

Committees of the Board of Directors

We currently do not have separately designated audit, nominating or compensation committees. At this time we have no plans to designate separate board of directors committees.

DISCLOSURE OF COMMISSION POSITION ON INDEMNIFICATION OF SECURITIES ACT LIABILITIES.

Our directors and officers are indemnified as provided by Nevada corporate law and our Bylaws. We have agreed to indemnify each of our directors and certain officers against certain liabilities, including liabilities under the Securities Act of 1933. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

We have been advised that in the opinion of the Securities and Exchange Commission indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities is asserted by one of our directors, officers, or controlling persons in connection with the securities being registered, we will, unless in the opinion of our legal counsel the matter has been settled by controlling precedent, submit the question of whether such indemnification is against public policy to a court of appropriate jurisdiction. We will then be governed by the court’s decision.

GLOBAL ENERGY INNOVATIONS, INC.
December 31, 2012 and 2011
(Expressed in U.S. dollars)

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Global Energy Innovations, Inc.

We have audited the accompanying balance sheets of Global Energy Innovations, Inc. as of December 31, 2012 and 2011, and the related statements of comprehensive loss, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of internal control over financial reporting. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Global Energy Innovations, Inc. as of December 31, 2012 and 2011, and the results of its operations, stockholders’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has a working capital deficiency and accumulated losses since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ “Manning Elliott LLP”

CHARTERED ACCOUNTANTS
Vancouver, Canada
October 25, 2013

GLOBAL ENERGY INNOVATIONS, INC.
Balance Sheets
(Expressed in U.S. dollars)

	December 31, 2012 $	December 31, 2011 $

ASSETS

Current Assets

Cash	97	14,155

Total Current Assets	97	14,155

Property and equipment (Note 3)	3,328	4,857

Total Assets	3,425	19,012

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities

Accounts payable	313,261	321,820
Accrued liabilities	278,288	208,053
Due to related party (Note 4)	97,945	88,508
Convertible notes (Note 6)	608,000	608,000
Notes payable (Note 5)	62,004	62,004

Total Current Liabilities	1,359,498	1,288,385

Convertible note (Note 6)	20,000	20,000

Total Liabilities	1,379,498	1,308,385

Going Concern (Note 1)
Subsequent Events (Note 9)

Stockholders’ Deficit

Common stock, 10,000,000 shares authorized, no par value 9,000,000 shares issued and outstanding	1	1
Accumulated Deficit	(1,376,074)	(1,289,374)

Total Stockholders’ Deficit	(1,376,073)	(1,289,373)

Total Liabilities and Stockholders’ Deficit	3,425	19,012

(The accompanying notes are an integral part of these financial statements)

GLOBAL ENERGY INNOVATIONS, INC.
Statements of Comprehensive Loss
(Expressed in U.S. dollars)

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2012	2011
	$	$

Revenue	–	375,198
Cost of sales	–	506,484

Gross Profit (Loss)	–	(131,286)

Expenses

Business development	1,150	67,481
Depreciation	1,530	2,043
Office and administrative	2,214	35,343
Professional fees	500	9,570
Rent	2,484	9,936

Total Expenses	7,878	124,373

Loss Before Other Income (Expense)	(7,878)	(124,373)

Other Income (Expense)

Interest expense (Notes 5 and 6)	(78,822)	(68,319)
Write-down of equipment (Note 3)	–	(10,707)

Total Other Income (Expense)	(78,822)	(79,026)

Net Loss and Comprehensive Loss	(86,700)	(334,685)

Net Loss Per Common Share, Basic and Diluted	(0.01)	(0.04)

Weighted Average Number of Common Shares Outstanding	9,000,000	9,000,000

(The accompanying notes are an integral part of these financial statements)

GLOBAL ENERGY INNOVATIONS, INC.
Statements of Stockholders’ Equity (Deficit)
Years Ended December 31, 2012 and 2011
(Expressed in U.S. dollars)

	Shares	Amount	Accumulated Deficit	Total
	#	$	$	$

Balance, December 31, 2010	9,000,000	1	(954,689)	(954,688)

Net loss for the year	–	–	(334,685)	(334,685)

Balance, December 31, 2011	9,000,000	1	(1,289,374)	(1,289,373)

Net loss for the year	–	–	(86,700)	(86,700)

Balance, December 31, 2012	9,000,000	1	(1,376,074)	(1,376,073)

(The accompanying notes are an integral part of these financial statements)

GLOBAL ENERGY INNOVATIONS, INC.
Statements of Cash Flows
(Expressed in U.S. dollars)

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2012	2011
	$	$

Operating Activities

Net loss	(86,700)	(334,685)

Adjustments to reconcile net loss to net cash used in operating activities:

Depreciation	1,530	2,043
Write-down of equipment	–	10,707

Changes in operating assets and liabilities

Decrease (increase) in accounts receivable	–	61,069
Increase (decrease) in accounts payable	(8,559)	55,032
Increase in accrued liabilities	70,234	68,768

Net Cash Used In Operating Activities	(23,495)	(137,066)

Investing Activities

Purchase of property and equipment	–	(10,707)

Net Cash Used In Investing Activities	–	(10,707)

Financing Activities

Repayment of notes payable	–	(5,675)
Advances from related party	9,437	52,361
Convertible notes issued	–	20,000

Net Cash Provided By Financing Activities	9,437	66,686

Decrease in Cash	(14,058)	(81,087)

Cash, Beginning of Year	14,155	95,242

Cash, End of Year	97	14,155

Supplemental Disclosures

Interest paid	–	570
Income taxes paid	–	–

(The accompanying notes are an integral part of these financial statements)

GLOBAL ENERGY INNOVATIONS, INC.
Notes to the Financial Statements
December 31, 2012 and 2011
(Expressed in U.S. dollars)

1.	Nature of Operations and Going Concern

Global Energy Innovations, Inc. (the “Company”) was incorporated in the State of Michigan on March 13, 2007. The Company’s principal business activity is the sale of fuel cell auxiliary electric power generation systems for residential, commercial, military, and industrial electric applications.  These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The continuation of the Company as a going concern is dependent upon the continued financial support from its stockholders, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. As at December 31, 2012, the Company has a working capital deficiency of $1,357,002 and has accumulated losses of $1,376,074 since inception. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. Management has entered into an agreement with Suja Minerals Corp. in order to raise funds to continue its operations (Note 9).

2.	Significant Accounting Policies

(a)	Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in U.S. dollars. The Company’s fiscal year-end is December 31. Subsequent events have been evaluated through October 25, 2013, the date the financial statements were issued.

(b)	Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses in the reporting period. The Company regularly evaluates estimates and assumptions related to the recoverability of long-lived assets, valuation of financial instruments and deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

(c)	Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

(d)	Property and Equipment

Property and equipment consists of computer hardware, equipment, and computer software and is recorded at cost, less accumulated depreciation.  Property and equipment is amortized on a straight-line basis over its estimated life:

Computer hardware	5 years
Equipment	7 years
Computer software	3 years

GLOBAL ENERGY INNOVATIONS, INC.
Notes to the Financial Statements
December 31, 2012 and 2011
(Expressed in U.S. dollars)

2.	Significant Accounting Policies (continued)

(e)	Revenue Recognition

Revenue is recognized to the extent that it is probable that the economic benefits will flow to the Company and the revenue can be reliably measured. Revenues related to fixed-price contracts that provide for development of full-cell generation systems development services are recognized as the service is performed using the percentage of completion method of accounting, under which the total value of revenue is recognized on the basis of the percentage that each contract’s total labor cost to date bears to the total expected labor costs (cost to cost method). Revenue from the sale of goods is recognized when the significant risks and rewards of ownership have been transferred, which is considered to occur when title passes to the customer. This generally occurs when product is physically transferred onto a vessel, train, conveyor or other delivery mechanisms. Revenue is measured at the fair value of the consideration received  or receivable.

(f)	Accounts Receivable

Accounts receivable are generally reported net of an allowance for uncollectible accounts. The allowance for uncollectible accounts is determined based on past collection experience and an analysis of outstanding balances.  As of December 31, 2012, the Company has not recorded an allowance and had no accounts receivable.

(g)	Long-lived Assets

In accordance with ASC 360, “Property Plant and Equipment”, the Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life. Recoverability is assessed based on the carrying amount of the asset and its fair value which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value.

(h)	Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with ASC 740, “Income Taxes”. The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

(i)	Earnings (Loss) Per Share

The Company computes earnings (loss) per share in accordance with ASC 260, “Earnings per Share”. ASC 260 requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the statement of comprehensive loss. Basic EPS is computed by dividing earnings (loss) available to common stockholders (numerator) by the weighted average number of shares outstanding (denominator) during the period.

GLOBAL ENERGY INNOVATIONS, INC.
Notes to the Financial Statements
December 31, 2012 and 2011
(Expressed in U.S. dollars)

2.	Significant Accounting Policies (continued)

Diluted EPS gives effect to all dilutive potential common stock outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive.

(j)	Financial Instruments and Fair Value Measures

ASC 820, “Fair Value Measurements and Disclosures”, requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1
Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2
Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3
Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company’s financial instruments consist principally of cash, accounts payable, an amount due to a related party, loan payable, convertible note and note payable. Pursuant to ASC 820, the fair value of cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. The recorded values of all other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations. Management does not believe that the Company is subject to significant interest, currency or credit risk arising from these financial instruments.

(k)	Recent Accounting Pronouncements

i)	Fair Value Accounting
In May 2011, ASC guidance was issued related to disclosures around fair value accounting. The updated guidance clarifies different components of fair value accounting including the application of the highest and best use and valuation premise concepts, measuring the fair value of an instrument classified in a reporting entity’s shareholders’ equity and disclosing quantitative information about the unobservable inputs used in fair value measurements that are categorized in Level 3 of the fair value hierarchy. The Company’s January 1, 2012 adoption of the updated guidance had no impact on the Company’s financial position, results of operations or cash flows.

GLOBAL ENERGY INNOVATIONS, INC.
Notes to the Financial Statements
December 31, 2012 and 2011
(Expressed in U.S. dollars)

2.	Significant Accounting Policies (continued)
ii)	Comprehensive Income

In June 2011, the ASC guidance was issued related to comprehensive income. Under the updated guidance, an entity will have the option to present the total of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In addition, the update required certain disclosure requirements when reporting other comprehensive income. The update does not change the items reported in other comprehensive income or when an item of other comprehensive income must be reclassified to income.

The Company adopted the new guidance and opted to present the total of comprehensive income in a single continuous statement of comprehensive income for its fiscal year beginning January 1, 2011. The early adoption had no impact on the Company’s financial position, results of operations or cash flows.

iii)	Reporting of Amounts reclassified out of Accumulated Other Comprehensive Income

In February 2013, ASC guidance was issued related to items reclassified from Accumulated Other Comprehensive Income. The new standard requires either in a single note or parenthetically on the face of the financial statements: (i) the effect of significant amounts reclassified from each component of accumulated other comprehensive income based on its source and (ii) the income statement line items affected by the reclassification. The update is effective for the Company’s fiscal year beginning January 1, 2013 with early adoption permitted. The Company does not expect the updated guidance to have a significant impact on the financial position, results of operations or cash flows.

iv)	Disclosures about Offsetting Assets and Liabilities

In November 2011, ASC guidance was issued related to disclosures about offsetting assets and liabilities. The new standard requires disclosures to allow investors to better compare financial statements prepared under U.S. GAAP with financial statements prepared under IFRS. The update is effective for the Company’s fiscal year beginning January 1, 2013. Retrospective application is required.

In January 2013, ASC guidance was issued to clarify that the disclosure requirements are limited to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (i) offset in the financial statements or (ii) subject to an enforceable master netting arrangement or similar agreement. The Company does not expect the updated guidance to have an impact on the financial position, results of operations or cash flows.

v)	Disclosures about unrecognized tax benefits

In July 2013, ASC guidance was issued to clarify the disclosure requirements about unrecognized tax benefits when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. The update is effective for the Company’s fiscal year beginning January 1, 2016. The Company does not expect the updated guidance to have an impact on the financial position, results of operations or cash flows.

3.	Property and Equipment

	Cost $	Accumulated Depreciation $	December 31, 2012 Net Carrying Value $	December 31, 2011 Net Carrying Value $

Computer hardware	4,323	4,199	124	373
Equipment	21,182	17,978	3,204	4,484
Computer software	392	392	–	–
	25,897	22,569	3,328	4,857

During the year ended December 31, 2012, the Company recorded no impairment write-downs on property and equipment (2011 - $10,707).

GLOBAL ENERGY INNOVATIONS, INC.
Notes to the Financial Statements
December 31, 2012 and 2011
(Expressed in U.S. dollars)

4.	Related Party Transactions and Balances

As at December 31, 2012, the Company owed $97,945 (2011 - $88,508) for cash advances received from the President of the Company, which is non-interest bearing, unsecured, and due on demand.

5.	Notes Payable

On July 15, 2010, the Company entered into a promissory note agreement with the Economic Development Corporation of the City of Flint (“EDC”) for the amount of $43,391.  The loan bears interest at 5.25% per annum and is due on July 1, 2013.  The loan is to be repaid in 36 installments commencing August 1, 2010.  If the interest and principal are not paid during the calendar month in which an installment is due, the Company shall pay the EDC a late charge penalty of two percent.  During the year ended December 31, 2010, the Company repaid principal of $5,712 and interest of $815.  During the year ended December 31, 2011, the Company repaid principal of $5,675, interest of $570 and accrued interest of $1,327.  During the year ended December 31, 2012, the Company repaid principal of $nil, interest of $nil and accrued interest of $1,994.  At December 31, 2012, the Company owes accrued interest of $3,321 and the remaining principal balance is $32,004.

On December 15, 2010, the Company entered into a promissory note agreement with Kristy Thurber Investments for the amount of $30,000. The loan bears interest at 3% per annum and is due on December 15, 2012. During the year ended December 31, 2012, the Company accrued interest of $900 (2011 - $900). At December 31, 2012, the Company owes accrued interest of $1,800 and the remaining principal balance is $30,000.

6.	Convertible Notes

(a)
On February 4, 2008, the Company entered into four convertible promissory note agreements for $88,000.  Pursuant to the agreements, the notes bear interest at 8% per annum.  The principal balance and all accrued interest is due and payable on February 4, 2011 (the “Maturity Date”) provided that the note holder has given notice to the Company on or after August 4, 2008, but prior to the Maturity Date, demanding full payment of the note as of the Maturity Date.  The principal amount and accrued interest shall be converted into shares of common stock of the Company upon the first occurrence of any one of the following events: (i) If the Company has not received a Payoff Notice and no event of default has occurred as of the Maturity Date; (ii) the final closing date of a minimum of $500,000 financing  (the “Next Financing Closing”) which results in the Company receiving new capital investment in exchange for the issuance by the Company of a capital interest in the Company; and (iii) immediately prior to the occurrence of any of the following (“Change of Control”): when (1) the Company sells, conveys, or otherwise disposes of all or substantially all of its property or business; or (2) when the Company causes to be registered and sold any of its shares of common stock pursuant to and under a registration statement prepared and filed in compliance with the Federal Securities Act of 1933; or (3) when the Company effects any transaction which results in one or more stockholders who were not stockholders of the Company immediately prior to such transaction owning more than eighty percent (80%) of the voting rights of the Company. The Company shall provide a written notice to the note holder of the occurrence of any such conversion event (“Conversion Notice”).

If conversion occurs at the Next Financing Closing, then the note is convertible into the same type, series, and class of securities issued under the Next Financing Closing.  The conversion price shall equal to conversion amount divided by the average price per share received by the Company at the Next Financing Closing, multiplied by 95% if the Next Financing Closing occurs on or before August 4, 2008, 90% if the Next Financing Closing occurs after August 4, 2008 but on or before August 4, 2009, 85% if the Next Financing Closing occurs after August 4, 2008 but on or before February 4, 2010, or 80% if the Next Financing Closing occurs after February 4, 2010.

GLOBAL ENERGY INNOVATIONS, INC.
Notes to the Financial Statements
December 31, 2012 and 2011
(Expressed in U.S. dollars)

6.	Convertible Notes (continued)

If the conversion occurs at the Maturity Date or upon a Change of Control, then the conversion price shall be equal to $9.36 per share.

Pursuant to ASC 470-20, “Debt with Conversion and Other Options,” the Company did not allocate any proceeds to the conversion feature at issuance as the value of the conversion feature should not be recognized until the contingency event occurs.  The Company also evaluated the conversion feature under ASC 815-40, “Derivatives and Hedging – Contracts in Entity’s Own Equity,” and determined that the conversion feature did not meet the criteria necessary for derivative treatment.

As of the Maturity Date, the Company has not received new capital investment of a minimum of $500,000 or a Payoff Notice from the note holders.  Pursuant to the terms of the agreement, the principal amounts and accrued interest were then convertible into common stock of the Company.  The Company determined that there was no beneficial conversion feature as the fair value of common stock of the Company is below the conversion price of $9.36.  At December 31, 2012, the convertible promissory notes have not been repaid or converted.

Subsequent to December 31, 2012, the Company agreed to convert the principal balance of $88,000 into 412,501 shares of common stock of the Company at $0.2133 per share (Note 9).

(b)
On February 15, 2008, the Company entered into a convertible promissory note agreement for $20,000.  Pursuant to the agreement, the note bears interest at 8% per annum.  The principal balance and all accrued interest is due and payable on February 15, 2011 (the “Maturity Date”) provided that the note holder has given notice to the Company on or after August 15, 2008, but prior to the Maturity Date, demanding full payment of the note as of the Maturity Date.  The principal amount and accrued interest shall be converted into common stock of the Company upon the first occurrence of any one of the following events: (i) If the Company has not received a Payoff Notice and no event of default has occurred as of the Maturity Date; (ii) the final closing date of a minimum of $500,000 financing  (the “Next Financing Closing”) which results in the Company receiving new capital investment in exchange for the issuance by the Company of a capital interest in the Company; and (iii) immediately prior to the occurrence of any of the following (“Change of Control”): when (1) the Company sells, conveys, or otherwise disposes of all or substantially all of its property or business; or (2) when the Company causes to be registered and sold any of its shares of common stock pursuant to and under a registration statement prepared and filed in compliance with the Federal Securities Act of 1933; or (3) when the Company effects any transaction which results in one or more stockholders who were not stockholders of the Company immediately prior to such transaction owning more than eighty percent (80%) of the voting rights of the Company. The Company shall provide a written notice to the note holder of the occurrence of any such conversion event (“Conversion Notice”).

If conversion occurs at the Next Financing Closing, then the note is convertible into the same type, series, and class of securities issued under the Next Financing Closing.  The conversion price shall equal to conversion amount divided by the average price per share received by the Company at the Next Financing Closing, multiplied by 95% if the Next Financing Closing occurs on or before August 15, 2008, 90% if the Next Financing Closing occurs after August 15, 2008 but on or before August 15, 2009, 85% if the Next Financing Closing occurs after August 15, 2008 but on or before February 15, 2010, or 80% if the Next Financing Closing occurs after February 15, 2010.

If the conversion occurs at the Maturity Date or upon a Change of Control, then the conversion price shall be equal to $9.36 per share.

GLOBAL ENERGY INNOVATIONS, INC.
Notes to the Financial Statements
December 31, 2012 and 2011
(Expressed in U.S. dollars)

6.	Convertible Notes (continued)

Pursuant to ASC 470-20, “Debt with Conversion and Other Options,” the Company did not allocate any proceeds to the conversion feature at issuance as the value of the conversion feature should not be recognized until the contingency event occurs.  The Company also evaluated the conversion feature under ASC 815-40, “Derivatives and Hedging – Contracts in Entity’s Own Equity,” and determined that the conversion feature did not meet the criteria necessary for derivative treatment.

As of the Maturity Date, the Company has not received new capital investment of a minimum of $500,000 or a Payoff Notice from the note holder.  Pursuant to the terms of the agreement, the principal amount and accrued interest was then convertible into shares of common stock of the Company.  The Company determined that there was no beneficial conversion feature as the fair value of common stock of the Company is below the conversion price of $9.36.   At December 31, 2012, the promissory note has not been repaid or converted.

Subsequent to December 31, 2012, the Company agreed to convert the principal balance of $20,000 into 93,750 shares of common stock of the Company at $0.2133 per share (Note 9).

(c)
On March 18, 2008, the Company entered into a convertible promissory note agreement for $250,000.  Pursuant to the agreement, the note bears interest at 8% per annum.  The principal balance and all accrued interest is due and payable on March 18, 2011 (the “Maturity Date”) provided that the note holder has given written notice to the Company on or after September 18, 2010, but prior to the Maturity Date, demanding full payment of this note as of the Maturity Date (the “Payoff Notice”).  The principal amount and accrued interest shall be converted into common stock of the Company upon the first to occur of the following events and the Company shall provide a written notice to the note holder of the occurrence of any such conversion event (“Conversion Notice”): (i) If the Company has not received a Payoff Notice and no event of default has occurred as of the Maturity Date; (ii) the final closing date of a minimum of $500,000 financing  (the “Next Financing Closing”) which results in the Company receiving new capital investment in exchange for the issuance by the Company of a capital interest in the Company; and (iii) immediately prior to the occurrence of any of the following (“Change of Control”): when (1) the Company sells, conveys, or otherwise disposes of all or substantially all of its property or business; or (2) when the Company causes to be registered and sold any of its shares of common stock pursuant to and under a registration statement prepared and filed in compliance with the Federal Securities Act of 1933; or (3) when the Company effects any transaction which results in one or more stockholders who were not stockholders of the Company immediately prior to such transaction owning more than sixty-five percent (65%) of the voting rights of the Company.

If conversion occurs at the Next Financing Closing, then the note is convertible into the same type, series, and class of securities issued under the Next Financing Closing.  The conversion price shall equal to conversion amount divided by the average price per share received by the Company at the Next Financing Closing, multiplied by 95% if the Next Financing Closing occurs on or before September 18, 2008, 90% if the Next Financing Closing occurs after September 18, 2008 but on or before September 18, 2009, 85% if the Next Financing Closing occurs after September 18, 2009 but on or before March 18, 2010, or 80% if the Next Financing Closing occurs after March 18, 2010.

If the conversion occurs at the Maturity Date or upon a Change of Control, then the conversion price shall be equal to $9.36 per share.

Pursuant to ASC 470-20, “Debt with Conversion and Other Options,” the Company did not allocate any proceeds to the conversion feature at issuance as the value of the conversion feature should not be recognized until the contingency event occurs.  The Company also evaluated the conversion feature under ASC 815-40, “Derivatives and Hedging – Contracts in Entity’s Own Equity,” and determined that the conversion feature did not meet the criteria necessary for derivative treatment.

GLOBAL ENERGY INNOVATIONS, INC.
Notes to the Financial Statements
December 31, 2012 and 2011
(Expressed in U.S. dollars)

6.	Convertible Notes (continued)

As of the Maturity Date, the Company has not received new capital investment of a minimum of $500,000 or a Payoff Notice from the note holder.  Pursuant to the terms of the agreement, the principal amount and accrued interest was then convertible into common stock of the Company.  The Company determined that there was no beneficial conversion feature as the fair value of common stock of the Company is below the conversion price of $9.36. At December 31, 2012, the promissory note has not been repaid or converted.

(d)
On August 15, 2008, the Company entered into a secured convertible promissory note agreement for $250,000.  The convertible promissory note, which is due on September 1, 2010, bears interest at the rate of 9% per annum.  In the event the note is not repaid or converted on or prior to September 1, 2010 or after an event of default, the rate of interest applicable to the unpaid principal amount shall increase to 15% per annum.  Pursuant to the agreement, the holder of the note has the right to convert upon written notice to the Company the principal then due under the note on the following terms: (i) automatically into the Company’s next issued series of preferred stock for not less than $1,500,000 at the per share price.  Interest will either be paid or converted at the option of the holder; or (ii) in the event that the conversion in (i) does not occur by August 30, 2010, then the holder will have the option of converting the note into the requisite number of units of the Company’s preferred stock.  The conversion price will be determined by the Company immediately prior to the time of conversion.

The conversion price will be determined through (i) or (ii) below at the option of the Company:

i)
The per share value of each share of preferred stock will equal to the result of the following formula: (1) six times the average earnings before interest, taxes, depreciation and amortization (“EBITDA”) of the Company for the 2008 and 2009 fiscal years, divided by the product of (1) by the number of preferred stock issued and outstanding.

ii)
The fair market value of each share of preferred stock as of August 30, 2010.  The fair market value of the preferred stock shall be determined by a qualified appraiser jointly selected by the Company and the note holder.

Pursuant to ASC 470-20, “Debt with Conversion and Other Options,” the Company did not allocate any proceeds to the conversion feature at issuance as the value of the conversion feature should not be recognized until the contingency event occurs.  The Company also evaluated the conversion feature under ASC 815-40, “Derivatives and Hedging – Contracts in Entity’s Own Equity,” and determined that the conversion feature did not meet the criteria necessary for derivative treatment.

As of August 30, 2010, the Company had not completed a financing of a minimum of $1,500,000 and the note holder did not contact the Company to determine the fair market value of the preferred stock or demand payment.  At December 31, 2012, the promissory note has not been repaid or converted.

GLOBAL ENERGY INNOVATIONS, INC.
Notes to the Financial Statements
December 31, 2012 and 2011
(Expressed in U.S. dollars)

6.	Convertible Notes (continued)

(e)
On August 31, 2011, the Company entered into a convertible promissory note agreement for $20,000.  Pursuant to the agreement, the note bears interest at 6% per annum.  The principal balance and all accrued interest is due and payable on August 31, 2014 (the “Maturity Date”) provided that the note holder has given notice to the Company on or after February 28, 2014, but prior to the Maturity Date, demanding full payment of the note as of the Maturity Date.  The principal amount and accrued interest shall be converted into shares of common stock of the Company upon the first occurrence of any one of the following events: (i) If the Company has not received a Payoff Notice and no event of default has occurred as of the Maturity Date; (ii) the final closing date of a minimum of $500,000 financing  (the “Next Financing Closing”) which results in the Company receiving new capital investment in exchange for the issuance by the Company of a capital interest in the Company; and (iii) immediately prior to the occurrence of any of the following (“Change of Control”): when (1) the Company sells, conveys, or otherwise disposes of all or substantially all of its property or business; or (2) when the Company causes to be registered and sold any of its shares of common stock pursuant to and under a registration statement prepared and filed in compliance with the Federal Securities Act of 1933; or (3) when the Company effects any transaction which results in one or more stockholders who were not stockholders of the Company immediately prior to such transaction owning more than eighty percent (80%) of the voting rights of the Company. The Company shall provide a written notice to the note holder of the occurrence of any such conversion event (“Conversion Notice”).

If conversion occurs at the Next Financing Closing, then the note is convertible into the same type, series, and class of securities issued under the Next Financing Closing.  The conversion price shall equal to conversion amount divided by the average price per share received by the Company at the Next Financing Closing, multiplied by 95% if the Next Financing Closing occurs on or before February 29, 2012, 90% if the Next Financing Closing occurs after February 29, 2012 but on or before February 28, 2013, 85% if the Next Financing Closing occurs after February 28, 2013 but on or before August 31, 2013, or 80% if the Next Financing Closing occurs after August 31, 2013.

If the conversion occurs at the Maturity Date or upon a Change of Control, then the conversion price shall be equal to $9.36 per share.

Pursuant to ASC 470-20, “Debt with Conversion and Other Options,” the Company did not allocate any proceeds to the conversion feature at issuance as the value of the conversion feature should not be recognized until the contingency event occurs.  The Company also evaluated the conversion feature under ASC 815-40, “Derivatives and Hedging – Contracts in Entity’s Own Equity,” and determined that the conversion feature did not meet the criteria necessary for derivative treatment.

Subsequent to December 31, 2012, the Company agreed to convert the principal balance of $20,000 into 93,750 shares of common stock of the Company at $0.2133 per share (Note 9).

During the year ended December 31, 2012, the Company recognized in aggregate $67,340 (2011 – $66,541) in interest expense for the convertible notes.

7.	Common Stock

No shares of common stock were issued by the Company during the years ended December 31, 2012 and 2011.

GLOBAL ENERGY INNOVATIONS, INC.
Notes to the Financial Statements
December 31, 2012 and 2011
(Expressed in U.S. dollars)

8.	Income Taxes

The Company has adopted the provisions of ASC 740, “Income Taxes”. Pursuant to ASC 740, the Company is required to compute tax asset benefits for net operating losses carried forward. The potential benefit of net operating losses has not been recognized in the financial statements because the Company cannot be assured that it is more likely than not that it will utilize the net operating losses carried forward in future years.

The Company is subject to United States federal income tax and has concluded substantially all U.S. federal and state income tax matters for tax years through December 31, 2012.

The Company is subject to United States federal and state income taxes at an approximate rate of 34%. The reconciliation of the provision for income taxes at the United States federal statutory rate compared to the Company’s income tax expense as reported is as follows:

	2012 $	2011 $

Income tax recovery at statutory rate	29,478	113,793

Valuation allowance change	(29,478)	(113,793)

Provision for income taxes	–	–

The significant components of deferred income tax assets and liabilities at December 31, 2012 and 2011, are as follows:

	2012 $	2011 $

Net operating losses carried forward	278,076	248,598

Valuation allowance	(278,076)	(248,598)

Net deferred income tax asset	–	–

The Company has net operating losses carried forward of $817,872 available to offset taxable income in future years which expire beginning in fiscal 2027.

9.	Subsequent Events

Subsequent to December 31, 2012, the Company issued an aggregate of 600,001 shares of common stock upon the conversion of convertible notes in the amount of $128,000 as described in Notes 6(a), (b) and (e).

On August 15, 2013, the Company signed a share purchase agreement with Suja Minerals Corp. (“Suja”), a public company incorporated in Nevada, United States, according to which Suja will acquire 100% of the outstanding shares of the Company for $250,000 and 15,000,000 shares of common stock and 2,500 shares of Series A Convertible Super-Voting Preferred Stock.  In addition, the Company’s President will receive a royalty of 2.5% of sales up to $100,000,000 per year and 1.5% of sales over $100,000,000 per year for 10 years.

GLOBAL ENERGY INNOVATIONS, INC.
Three Months Ended March 31, 2013
(Expressed in U.S. dollars)
(Unaudited)

GLOBAL ENERGY INNOVATIONS, INC.
BALANCE SHEETS
(Expressed in U.S. Dollars)

	March 31,	December 31,
	2013	2012
	(Unaudited)	(Audited)
ASSETS:
Current Assets
Cash	$9	$97
Total Current Assets	9	97

Property and Equipment (Note 3)	2,502	3,328

Total Assets	$2,511	$3,425

LIABILITIES AND STOCKHOLDERS' DEFICIT:

Current Liabilities
Accounts payable	$313,261	$313,261
Accrued liabilities	295,259	278,288
Due to related party (Note 4)	97,945	97,945
Convertible notes payable (Note 6)	608,000	608,000
Notes payable (Note 5)	62,004	62,004
Total Current Liabilities	1,376,469	1,359,498

Convertible note payable (Note 6)	20,000	20,000

Total Liabilities	1,396,469	1,379,498

Nature of Business and Going Concern (Note 1)
Commitments (Note 9)
Subsequent Events (Note 10)

Stockholders' Deficit:
Common stock, No par value, 10,000,000 shares authorized; 9,000,000 issued and outstanding as of March 31, 2013 and December 31, 2012 (Note 7)	1	1
Deficit	(1,393,959)	(1,376,074)
Total Stockholders' Deficit	(1,393,958)	(1,376,073)
Total Liabilities and Stockholders' Deficit	$2,511	$3,425
The accompanying notes are an integral part of these unaudited financial statements.

F-1

GLOBAL ENERGY INNOVATIONS, INC.
STATEMENTS OF COMPREHENSIVE LOSS
(Expressed in U.S. dollars)
(Unaudited)

	For the Three Months Ended
	March 31,
	2013	2012

REVENUE	$-	$-

OPERATING EXPENSES:
General and administrative (Note 8)	88	1,673
Depreciation	825	383
Total operating expenses	913	2,056

OTHER EXPENSES
Interest expense (Notes 5 and 6)	16,972	19,706
Total other expenses	16,972	19,706

NET LOSS AND COMPREHENSIVE LOSS	17,885	21,762

NET LOSS PER COMMON SHARE:
Basic and diluted	$0.00	$0.00

Weighted average number of common shares outstanding, basic and diluted	9,000,000	9,000,000

The accompanying notes are an integral part of these unaudited financial statements.

F-2

GLOBAL ENERGY INNOVATIONS, INC.
STATEMENTS OF CASH FLOWS
(Expressed in U.S. Dollars)
(Unaudited)

	For the Three Months Ended
	March 31,
	2013	2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(17,885)	$(21,762)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	825	383

Changes in operating assets and liabilities:
Accrued liabilities	16,972	19,707
Net cash used in operating activities	(88)	(1,672)

DECREASE IN CASH	(88)	(1,672)
CASH, BEGINNING OF PERIOD	97	14,155
CASH, END OF PERIOD	$9	$12,483

SUPPLEMENTAL CASH FLOW INFORMATION:

Interest paid	$-	$-
Income taxes paid	$-	$-

The accompanying notes are an integral part of these unaudited financial statements.

F-3

GLOBAL ENERGY INNOVATIONS, INC.
Notes to the Financial Statements
For the three months ended March 31, 2013 and 2012
(Expressed in U.S. dollars)

NOTE 1 – DESCRIPTON OF BUSINESS AND GOING CONCERN

Global Energy Innovations, Inc. (the “Company”) was incorporated in the State of Michigan on March 13, 2007. The Company’s principal business activity is the construction and sale of fuel cell auxiliary electric power generation systems for residential, commercial, military, and industrial electric applications.  These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The continuation of the Company as a going concern is dependent upon the continued financial support from its stockholders, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. As at March 31, 2013, the Company has a working capital deficiency of $1,376,460 and has accumulated losses of $1,393,959 since inception. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. Management has entered into an agreement with Suja Minerals Corp. in order to raise funds to continue its operations (Note 10).

NOTE 2 – BASIS OF PRESENTATION OF INTERIM FINANCIAL STATEMENTS AND SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation of Interim Financial Statements

The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America.  The accompanying interim unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information in accordance with the instructions to Form 10-Q/A and Article 8 of Regulation S-X. In management’s opinion, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the three months ended March 31, 2013 are not necessarily indicative of the results that may be expected for the year ending December 31, 2013. Notes to the unaudited interim financial statements that would substantially duplicate the disclosures contained in the audited consolidated financial statements for fiscal year 2012 have been omitted; this report should be read in conjunction with the audited financial statements and the footnotes thereto for the fiscal year ended December 31, 2012 included within Form 8-K as filed with the Securities and Exchange Commission.

Recent Accounting Pronouncements

The Company has evaluated all other recent accounting pronouncements and determined that they would not have a material impact on the Company’s financial statements or disclosures.

F-4

NOTE 3 – PROPERTY AND EQUIPMENT

	Cost $	Accumulated Depreciation $	March 31, 2013 Net Carrying Value $	December 31, 2012 Net Carrying Value $

Computer hardware	4,323	4,231	92	124
Equipment	21,182	18,772	2,410	3,204
Computer software	392	392	–	–
	25,897	23,395	2,502	3,328

During the three-month period ended March 31, 2013 and year ended December 31, 2012, the Company recorded no impairment write-downs on property and equipment.

NOTE 4 –  DUE TO RELATED PARTY

As at March 31, 2013 and December 31, 2012, the Company owed $97,945 for cash advances received from the President of the Company, which is non-interest bearing, unsecured, and due on demand.

NOTE 5 –  NOTES PAYABLE

The Company had the following notes payable outstanding as of March 31, 2013 and December 31, 2012:

	March 31, 2013	December 31, 2012

Kristy Thurber (N-1)	$30,000	$30,000
Dated – December 15, 2010

City of Flint (N-2)	32,004	32,004
Dated – July 15, 2010

Total notes payable	$62,004	$62,004

N-1 Kristy Thurber: On December 15, 2010, the Company entered into a promissory note agreement with Kristy Thurber Investments for the amount of $30,000. The loan bears interest at 3% per annum and is due on December 15, 2012. During the year ended December 31, 2012, the Company accrued interest of $900. During the three-month period ended March 31, 2013, the Company accrued interest of $225.  At March 31, 2013, the Company owes accrued interest of $2,025 and the remaining principal balance is $30,000.

N-2 City of Flint: On July 15, 2010, the Company entered into a promissory note agreement with the Economic Development Corporation of the City of Flint (“EDC”) for the amount of $43,391.  The loan bears interest at 5.25% per annum and is due on July 1, 2013.  The loan is to be repaid in 36 installments commencing August 1, 2010.  If the interest and principal are not paid during the calendar month in which an installment is due, the Company shall pay the EDC a late charge penalty of two percent of the amount due.  During the year ended December 31, 2010, the Company repaid principal of $5,712 and interest of $815.  During the year ended December 31, 2011, the Company repaid principal of $5,675, interest of $570 and accrued interest of $1,327.  During the year ended December 31, 2012, the Company repaid principal of $nil, interest of $nil and accrued interest of $1,994.  During the three-month period ended March 31, 2013, the Company repaid principal of $nil, interest of $nil, and accrued interest of $52.  At March 31, 2013, the Company owes accrued interest of $3,373 and the remaining principal balance is $32,004.

F-5

NOTE 6 - CONVERTIBLE NOTES PAYABLE

The Company had the following notes payable outstanding as of March 31, 2013 and December 31, 2012:

	March 31, 2013	December 31, 2012

Note C-1	$20,000	$20,000
Dated – February 4, 2008

Note C-1	20,000	20,000
Dated - February 4, 2008

Note C-1	27,000	27,000
Dated - February 4, 2008

Note C-1	21,000	21,000
Dated - February 4, 2008

Note C-2	20,000	20,000
Dated – February 15, 2008

Note C-3	250,000	250,000
Dated – March 18, 2008

Note C-4	250,000	250,000
Dated – August 15, 2008

Note C-5	20,000	20,000
Dated – August 31, 2011

Total notes payable	$628,000	$628,000

Less: current portion of long-term debt	608,000	608,000
Long-term debt	$20,000	$20,000

Notes C-1: On February 4, 2008, the Company entered into four convertible promissory note agreements for a total of $88,000.  Pursuant to the agreements, the notes bear interest at 8% per annum.  The principal balance and all accrued interest was due and payable on February 4, 2011 (the “Maturity Date”) provided that the note holder has given notice to the Company on or after August 4, 2008, but prior to the Maturity Date, demanding full payment of the note as of the Maturity Date.  The principal amount and accrued interest shall be converted into shares of common stock of the Company upon the first occurrence of any one of the following events: (i) If the Company has not received a Payoff Notice and no event of default has occurred as of the Maturity Date; (ii) the final closing date of a minimum of $500,000 financing  (the “Next Financing Closing”) which results in the Company receiving new capital investment in exchange for the issuance by the Company of a capital interest in the Company; and (iii) immediately prior to the occurrence of any of the following (“Change of Control”): when (1) the Company sells, conveys, or otherwise disposes of all or substantially all of its property or business; or (2) when the Company causes to be registered and sold any of its shares of common stock pursuant to and under a registration statement prepared and filed in compliance with the Federal Securities Act of 1933; or (3) when the Company effects any transaction which results in one or more stockholders who were not stockholders of the Company immediately prior to such transaction owning more than eighty percent (80%) of the voting rights of the Company. The Company shall provide a written notice to the note holder of the occurrence of any such conversion event (“Conversion Notice”).

F-6

If conversion occurs at the Next Financing Closing, then the note is convertible into the same type, series, and class of securities issued under the Next Financing Closing.  The conversion price shall equal to conversion amount divided by the average price per share received by the Company at the Next Financing Closing, multiplied by 95% if the Next Financing Closing occurs on or before August 4, 2008, 90% if the Next Financing Closing occurs after August 4, 2008 but on or before August 4, 2009, 85% if the Next Financing Closing occurs after August 4, 2008 but on or before February 4, 2010, or 80% if the Next Financing Closing occurs after February 4, 2010.

If the conversion occurs at the Maturity Date or upon a Change of Control, then the conversion price shall be equal to $9.36 per share.

Pursuant to ASC 470-20, “Debt with Conversion and Other Options,” the Company did not allocate any proceeds to the conversion feature at issuance as the value of the conversion feature should not be recognized until the contingency event occurs.  The Company also evaluated the conversion feature under ASC 815-40, “Derivatives and Hedging – Contracts in Entity’s Own Equity,” and determined that the conversion feature did not meet the criteria necessary for derivative treatment.

As of the Maturity Date, the Company has not received new capital investment of a minimum of $500,000 or a Payoff Notice from the note holders.  Pursuant to the terms of the agreement, the principal amounts and accrued interest were then convertible into common stock of the Company.  The Company determined that there was no beneficial conversion feature as the fair value of common stock of the Company is below the conversion price of $9.36.  At June 30, 2013, the convertible promissory notes have not been repaid or converted.

On July 13, 2013, the Company agreed to convert the principal balance of $88,000 into 412,501 shares of common stock of the Company at $0.2133 per share.

Note C-2: On February 15, 2008, the Company entered into a convertible promissory note agreement for $20,000.  Pursuant to the agreement, the note bears interest at 8% per annum.  The principal balance and all accrued interest was due and payable on February 15, 2011 (the “Maturity Date”) provided that the note holder has given notice to the Company on or after August 15, 2008, but prior to the Maturity Date, demanding full payment of the note as of the Maturity Date.  The principal amount and accrued interest shall be converted into common stock of the Company upon the first occurrence of any one of the following events: (i) If the Company has not received a Payoff Notice and no event of default has occurred as of the Maturity Date; (ii) the final closing date of a minimum of $500,000 financing  (the “Next Financing Closing”) which results in the Company receiving new capital investment in exchange for the issuance by the Company of a capital interest in the Company; and (iii) immediately prior to the occurrence of any of the following (“Change of Control”): when (1) the Company sells, conveys, or otherwise disposes of all or substantially all of its property or business; or (2) when the Company causes to be registered and sold any of its shares of common stock pursuant to and under a registration statement prepared and filed in compliance with the Federal Securities Act of 1933; or (3) when the Company effects any transaction which results in one or more stockholders who were not stockholders of the Company immediately prior to such transaction owning more than eighty percent (80%) of the voting rights of the Company. The Company shall provide a written notice to the note holder of the occurrence of any such conversion event (“Conversion Notice”).

F-7

If conversion occurs at the Next Financing Closing, then the note is convertible into the same type, series, and class of securities issued under the Next Financing Closing.  The conversion price shall equal to conversion amount divided by the average price per share received by the Company at the Next Financing Closing, multiplied by 95% if the Next Financing Closing occurs on or before August 15, 2008, 90% if the Next Financing Closing occurs after August 15, 2008 but on or before August 15, 2009, 85% if the Next Financing Closing occurs after August 15, 2008 but on or before February 15, 2010, or 80% if the Next Financing Closing occurs after February 15, 2010.

If the conversion occurs at the Maturity Date or upon a Change of Control, then the conversion price shall be equal to $9.36 per share.

Pursuant to ASC 470-20, “Debt with Conversion and Other Options,” the Company did not allocate any proceeds to the conversion feature at issuance as the value of the conversion feature should not be recognized until the contingency event occurs.  The Company also evaluated the conversion feature under ASC 815-40, “Derivatives and Hedging – Contracts in Entity’s Own Equity,” and determined that the conversion feature did not meet the criteria necessary for derivative treatment.

As of the Maturity Date, the Company has not received new capital investment of a minimum of $500,000 or a Payoff Notice from the note holder.  Pursuant to the terms of the agreement, the principal amount and accrued interest was then convertible into shares of common stock of the Company.  The Company determined that there was no beneficial conversion feature as the fair value of common stock of the Company is below the conversion price of $9.36.   At March 31, 2013, the promissory note has not been repaid or converted.

On July 13, 2013, the Company agreed to convert the principal balance of $20,000 into 93,750 shares of common stock of the Company at $0.2133 per share.

Note C-3: On March 18, 2008, the Company entered into a convertible promissory note agreement for $250,000.  Pursuant to the agreement, the note bears interest at 8% per annum.  The principal balance and all accrued interest was due and payable on March 18, 2011 (the “Maturity Date”) provided that the note holder has given written notice to the Company on or after September 18, 2010, but prior to the Maturity Date, demanding full payment of this note as of the Maturity Date (the “Payoff Notice”).  The principal amount and accrued interest shall be converted into common stock of the Company upon the first to occur of the following events and the Company shall provide a written notice to the note holder of the occurrence of any such conversion event (“Conversion Notice”): (i) If the Company has not received a Payoff Notice and no event of default has occurred as of the Maturity Date; (ii) the final closing date of a minimum of $500,000 financing  (the “Next Financing Closing”) which results in the Company receiving new capital investment in exchange for the issuance by the Company of a capital interest in the Company; and (iii) immediately prior to the occurrence of any of the following (“Change of Control”): when (1) the Company sells, conveys, or otherwise disposes of all or substantially all of its property or business; or (2) when the Company causes to be registered and sold any of its shares of common stock pursuant to and under a registration statement prepared and filed in compliance with the Federal Securities Act of 1933; or (3) when the Company effects any transaction which results in one or more stockholders who were not stockholders of the Company immediately prior to such transaction owning more than sixty-five percent (65%) of the voting rights of the Company.

F-8

If conversion occurs at the Next Financing Closing, then the note is convertible into the same type, series, and class of securities issued under the Next Financing Closing.  The conversion price shall equal to conversion amount divided by the average price per share received by the Company at the Next Financing Closing, multiplied by 95% if the Next Financing Closing occurs on or before September 18, 2008, 90% if the Next Financing Closing occurs after September 18, 2008 but on or before September 18, 2009, 85% if the Next Financing Closing occurs after September 18, 2009 but on or before March 18, 2010, or 80% if the Next Financing Closing occurs after March 18, 2010.

If the conversion occurs at the Maturity Date or upon a Change of Control, then the conversion price shall be equal to $9.36 per share.

Pursuant to ASC 470-20, “Debt with Conversion and Other Options,” the Company did not allocate any proceeds to the conversion feature at issuance as the value of the conversion feature should not be recognized until the contingency event occurs.  The Company also evaluated the conversion feature under ASC 815-40, “Derivatives and Hedging – Contracts in Entity’s Own Equity,” and determined that the conversion feature did not meet the criteria necessary for derivative treatment.

As of the Maturity Date, the Company has not received new capital investment of a minimum of $500,000 or a Payoff Notice from the note holder.  Pursuant to the terms of the agreement, the principal amount and accrued interest was then convertible into common stock of the Company.  The Company determined that there was no beneficial conversion feature as the fair value of common stock of the Company is below the conversion price of $9.36. At March 31, 2013 the promissory note has not been repaid or converted.

Note C-4: On August 15, 2008, the Company entered into a secured convertible promissory note agreement for $250,000.  The convertible promissory note, which was due on September 1, 2010, bears interest at the rate of 9% per annum.  In the event the note is not repaid or converted on or prior to September 1, 2010 or after an event of default, the rate of interest applicable to the unpaid principal amount shall increase to 15% per annum.  Pursuant to the agreement, the holder of the note has the right to convert upon written notice to the Company the principal then due under the note on the following terms: (i) automatically into the Company’s next issued series of preferred stock for not less than $1,500,000 at the per share price.  Interest will either be paid or converted at the option of the holder; or (ii) in the event that the conversion in (i) does not occur by August 30, 2010, then the holder will have the option of converting the note into the requisite number of units of the Company’s preferred stock.  The conversion price will be determined by the Company immediately prior to the time of conversion.

F-9

The conversion price will be determined through (i) or (ii) below at the option of the Company:

i).  The per share value of each share of preferred stock will equal to the result of the following formula: (1) six times the average earnings before interest, taxes, depreciation and amortization (“EBITDA”) of the Company for the 2008 and 2009 fiscal years, divided by the product of (1) by the number of preferred stock issued and outstanding.

ii).  The fair market value of each share of preferred stock as of August 30, 2010.  The fair market value of the preferred stock shall be determined by a qualified appraiser jointly selected by the Company and the note holder.

Pursuant to ASC 470-20, “Debt with Conversion and Other Options,” the Company did not allocate any proceeds to the conversion feature at issuance as the value of the conversion feature should not be recognized until the contingency event occurs.  The Company also evaluated the conversion feature under ASC 815-40, “Derivatives and Hedging – Contracts in Entity’s Own Equity,” and determined that the conversion feature did not meet the criteria necessary for derivative treatment.

As of August 30, 2010, the Company had not completed a financing of a minimum of $1,500,000 and the note holder did not contact the Company to determine the fair market value of the preferred stock or demand payment.  At March 31, 2013, the promissory note has not been repaid or converted.

Note C-5: On August 31, 2011, the Company entered into a convertible promissory note agreement for $20,000.  Pursuant to the agreement, the note bears interest at 6% per annum.  The principal balance and all accrued interest is due and payable on August 31, 2014 (the “Maturity Date”) provided that the note holder has given notice to the Company on or after February 28, 2014, but prior to the Maturity Date, demanding full payment of the note as of the Maturity Date.  The principal amount and accrued interest shall be converted into shares of common stock of the Company upon the first occurrence of any one of the following events: (i) If the Company has not received a Payoff Notice and no event of default has occurred as of the Maturity Date; (ii) the final closing date of a minimum of $500,000 financing  (the “Next Financing Closing”) which results in the Company receiving new capital investment in exchange for the issuance by the Company of a capital interest in the Company; and (iii) immediately prior to the occurrence of any of the following (“Change of Control”): when (1) the Company sells, conveys, or otherwise disposes of all or substantially all of its property or business; or (2) when the Company causes to be registered and sold any of its shares of common stock pursuant to and under a registration statement prepared and filed in compliance with the Federal Securities Act of 1933; or (3) when the Company effects any transaction which results in one or more stockholders who were not stockholders of the Company immediately prior to such transaction owning more than eighty percent (80%) of the voting rights of the Company. The Company shall provide a written notice to the note holder of the occurrence of any such conversion event (“Conversion Notice”).

F-10

If conversion occurs at the Next Financing Closing, then the note is convertible into the same type, series, and class of securities issued under the Next Financing Closing.  The conversion price shall equal to conversion amount divided by the average price per share received by the Company at the Next Financing Closing, multiplied by 95% if the Next Financing Closing occurs on or before February 29, 2012, 90% if the Next Financing Closing occurs after February 29, 2012 but on or before February 28, 2013, 85% if the Next Financing Closing occurs after February 28, 2013 but on or before August 31, 2013, or 80% if the Next Financing Closing occurs after August 31, 2013.

If the conversion occurs at the Maturity Date or upon a Change of Control, then the conversion price shall be equal to $9.36 per share.

Pursuant to ASC 470-20, “Debt with Conversion and Other Options,” the Company did not allocate any proceeds to the conversion feature at issuance as the value of the conversion feature should not be recognized until the contingency event occurs.  The Company also evaluated the conversion feature under ASC 815-40, “Derivatives and Hedging – Contracts in Entity’s Own Equity,” and determined that the conversion feature did not meet the criteria necessary for derivative treatment.

On July 13, 2013, the Company agreed to convert the principal balance of $20,000 into 93,750 shares of common stock of the Company at $0.2133 per share.

During the three months ended March 31, 2013, the Company recognized an aggregate of $16,695 (2012- $18,995) in interest expense for convertible notes.

NOTE 7 – EQUITY

On March 31, 2013, the Company had 9,000,000 issued and outstanding and the Company had 10,000,000 common shares authorized.

No shares of common stock were issued by the Company during the three months ended March 31, 2013.

NOTE 8 – GENERAL AND ADMINISTRATIVE

	March 31, 2013	March 31, 2012
Professional fees	$-	$500
Rent	-	620
Office and administrative	88	553
Total general and administrative	$88	$1,673

F-11

NOTE 9 – COMMITMENTS

The Company entered into an agreement with Atlanta Marketing Consultant (“Atlanta”), which commenced on May 15, 2010 where Atlanta will be entitled to a 5% commission of the total amount received by the Company on all business generated as a result of each business arrangement introduced by the efforts of Atlanta.  In the event Atlanta is able to assist the Company in the raising of capital through said contacts, Atlanta will be entitled to a one-time consulting fee of 3% to 5% of the amount of capital raised.  If the amount of capital raised by the Company is $750,000 or below, Atlanta will receive a 5% consulting fee.  If the amount of capital raised is over $750,000 but below $1,500,000, Atlanta will receive in a consulting fee of 4% of monies raised.  Any amount of capital raised by the Company exceeding $1,500,000 will result in a consulting fee payment of 3%.  All payments will be due on a quarterly basis and paid on the 5th day of the month of each new quarter of the calendar year.  The agreement shall not terminate as long as the Company is receiving income or equity positions from parties brought to the Company as a result of Atlanta’s efforts for a period ending 5 years from the first transaction.

The Company entered into a service agreement with Troy Spencer (“Spencer”) dated on November 19, 2012 in which Spencer has been engaged to assist the Company in raising capital through said contracts. Spencer will be entitled to a consulting fee of 3% to 10% of the amount of capital raised.  If the amount of capital raised by the Company is $750,000 or below, Spencer will receive a 10% consulting fee.  If the amount of capital raised is over $750,000 but below $1,500,000, Spencer will receive a consulting fee of 4% of monies raised.  Any amount of capital raised by the Company exceeding $1,500,000 will result in a consulting fee payment of 3%.  All aforementioned payments will be due within 10 business days after the Company receives funding from an investor.  Spencer will receive fee payments for investments from the same investors for a period of 36 months from the initial investment.  The agreement shall not terminate as long as the Company is receiving income or equity positions from all aforementioned parties and other potential parties brought to the Company as a result of Spencer’s efforts.

NOTE 10– SUBSEQUENT EVENTS

In accordance with the Subsequent Events Topic of the FASB ASC 855, Management has evaluated subsequent events to March 7, 2014, and has determined that the following events are reasonably likely to impact the financial statements:

On July 13, 2013, the Company issued an aggregate of 600,001 shares of common stock upon the conversion of convertible notes in the amount of $128,000 (see Note 6).

On August 15, 2013, the Company signed a share purchase agreement with Suja Minerals Corp. (“Suja”), a public company incorporated in Nevada, United States, according to which Suja has acquired 100% of the outstanding shares of the Company for $250,000 and 15,000,000 shares of common stock and 2,500 shares of Series A Convertible Super-Voting Preferred Stock.  In addition, the Company’s President received a right to a royalty of 2.5% of sales up to $100,000,000 per year and 1.5% of sales over $100,000,000 per year for 10 years.

F-12

GLOBAL ENERGY INNOVATIONS, INC.
Three and Six Months Ended June 30, 2013
(Expressed in U.S. dollars)
(Unaudited)

GLOBAL ENERGY INNOVATIONS, INC.
BALANCE SHEETS
(Expressed in U.S. Dollars)

	June 30,	December 31,
	2013	2012
	(Unaudited)	(Audited)
ASSETS:
Current Assets
Cash	$43,220	$97
Prepaid rent (Note 10)	35,524	-
Total Current Assets	78,744	97

Property and Equipment (Note 3)	83,372	3,328
Total Assets	$162,116	$3,425

LIABILITIES AND STOCKHOLDERS' DEFICIT:

Current Liabilities
Accounts payable	$294,470	$313,261
Accrued liabilities	312,333	278,288
Due to related party (Note 4)	7,945	97,945
Advances received (Note 7)	425,000	-
Convertible notes payable (Note 6)	608,000	608,000
Notes payable (Note 5)	60,699	62,004
Total Current Liabilities	1,708,447	1,359,498

Convertible notes payable (Note 6)	20,000	20,000
Total Liabilities	1,728,447	1,379,498

Nature of business and going concern (Note 1)
Commitments (Note 10)
Subsequent events (Note 11)

Stockholders' Deficit:
Common stock, No par value, 10,000,000 shares authorized; 9,000,000 issued and outstanding as of June 30, 2013 and December 31, 2012 (Note 8)	1	1
Deficit	(1,566,332)	(1,376,074)
Total Stockholders' Deficit	(1,566,331)	(1,376,073)

Total Liabilities and Stockholders' Deficit	$162,116	$3,425

The accompanying notes are an integral part of these unaudited financial statements.

F-1

GLOBAL ENERGY INNOVATIONS, INC.
STATEMENTS OF COMPREHENSIVE LOSS
(Expressed in U.S. dollars)
(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012

REVENUE	$-	$-	$-	$-

OPERATING EXPENSES:
General and administrative (Note 9)	153,553	2,324	153,641	3,997
Depreciation	1,746	383	2,571	766
Total operating expenses	155,299	2,707	156,212	4,763

OTHER EXPENSES
Interest expense (Notes 5 and 6)	17,074	19,706	34,046	39,411
Total other expenses	17,074	19,706	34,046	39,411

NET LOSS AND COMPREHENSIVE LOSS	$172,373	$22,413	$190,258	$44,174

NET LOSS PER COMMON SHARE:
Basic and diluted	$0.02	$0.00	$0.02	$0.00
Weighted average number of common shares outstanding, basic and diluted	9,000,000	9,000,000	9,000,000	9,000,000

The accompanying notes are an integral part of these unaudited financial statements.

F-2

GLOBAL ENERGY INNOVATIONS, INC.
STATEMENTS OF CASH FLOWS
(Expressed in U. S. Dollars)
(Unaudited)

	For the Six Months Ended
	June 30,
	2013	2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(190,258)	$(44,174)

Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	2,571	766

Changes in operating assets and liabilities:
Prepaid rent	(35,524)	-
Accounts payable and accrued liabilities	15,254	-
Net cash used in operating activities	(207,957)	(43,408)

CASH FLOWS FROM INVESTING ACTIVITIES:
Investment in equipment and tenant improvements	(82,615)	-
Net cash used in investing activities	(82,615)	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from (repayment of) note payable	(1,305)	39,411
Receipt from advances receivable	425,000	-
Advances from related party	25,000	-
Repayment to related party	(115,000)	-
Net cash provided by financing activities	333,695	39,411

INCREASE (DECREASE) IN CASH	43,123	(3,997)
CASH, BEGINNING OF PERIOD	97	14,155
CASH, END OF PERIOD	$43,220	$10,158

SUPPLEMENTAL CASH FLOW INFORMATION:

Interest paid	$-	$-
Income taxes paid	$-	$-

The accompanying notes are an integral part of these unaudited financial statements.

F-3

GLOBAL ENERGY INNOVATIONS, INC.
Notes to the Financial Statements
For the three and six months ended June 30, 2013 and 2012
(Expressed in U.S. dollars)

NOTE 1 – DESCRIPTON OF BUSINESS AND GOING CONCERN

Global Energy Innovations, Inc. (the “Company”) was incorporated in the State of Michigan on March 13, 2007. The Company’s principal business activity is the construction and sale of fuel cell auxiliary electric power generation systems for residential, commercial, military, and industrial electric applications.  These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The continuation of the Company as a going concern is dependent upon the continued financial support from its stockholders, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. As at June 30, 2013, the Company has a working capital deficiency of $1,629,703 and has accumulated losses of $1,566,332 since inception. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. Management has entered into an agreement with Suja Minerals Corp. in order to raise funds to continue its operations (see Note 11).

NOTE 2 – BASIS OF PRESENTATION OF INTERIM FINANCIAL STATEMENTS AND SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation of Interim Financial Statements

The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America.  The accompanying interim unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information in accordance with the instructions to Form 10-Q/A and Article 8 of Regulation S-X. In management’s opinion, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the six months ended June 30, 2013 are not necessarily indicative of the results that may be expected for the year ending December 31, 2013. Notes to the unaudited interim financial statements that would substantially duplicate the disclosures contained in the audited financial statements for fiscal year 2012 have been omitted; this report should be read in conjunction with the audited financial statements and the footnotes thereto for the fiscal year ended December 31, 2012 included within Form 8-K as filed with the Securities and Exchange Commission.

Recent Accounting Pronouncements

The Company has evaluated all other recent accounting pronouncements and determined that they would not have a material impact on the Company’s financial statements or disclosures.

F-4

NOTE 3 – PROPERTY AND EQUIPMENT

	Cost $	Accumulated Depreciation $	June 30, 2013 Net Carrying Value $	December 31, 2012 Net Carrying Value $

Computer hardware	4,323	4,262	61	124
Equipment	21,182	19,566	1,616	3,204
Furniture and fixtures	23,653	920	22,733	-
Demonstration equipment	42,650	-	42,650	-
Computer software	392	392	-	-
Leasehold improvements	16,312	-	16,312	-
	108,512	25,140	83,372	3,328

As at June 30, 2013, demonstration equipment was under construction and was 15% complete.

During the six-month period ended June 30, 2013 and year ended December 31, 2012, the Company recorded no impairment write-downs on the property and equipment.

NOTE 4 – DUE TO RELATED PARTY

As at June 30, 2013 the Company owed $7,945 (December 31, 2012 - $97,945) for cash advances received from the President of the Company, which is non-interest bearing, unsecured, and due on demand.

NOTE 5 – NOTES PAYABLE

The Company had the following notes payable outstanding as of June 30, 2013 and December 31, 2012:

	June 30, 2013	December 31, 2012

Kristy Thurber (N-1)	$30,000	$30,000
Dated – December 15, 2010

City of Flint (N-2)	30,699	32,004
Dated – July 15, 2010

Total notes payable	$60,699	$62,004

N-1 Kristy Thurber : On December 15, 2010, the Company entered into a promissory note agreement with Kristy Thurber Investments for the amount of $30,000. The loan bears interest at 3% per annum and is due on December 15, 2012. During the year ended December 31, 2012, the Company accrued interest of $900. During the six months ended June 30, 2013, the Company accrued interest of $450.  At June 30, 2013, the Company owes accrued interest of $2,250 and the remaining principal balance is $30,000.

N-2 City of Flint: On July 15, 2010, the Company entered into a promissory note agreement with the Economic Development Corporation of the City of Flint (“EDC”) for the amount of $43,391.  The loan bears interest at 5.25% per annum and is due on July 1, 2013.  The loan is to be repaid in 36 installments commencing August 1, 2010.  If the interest and principal are not paid during the calendar month in which an installment is due, the Company shall pay the EDC a late charge penalty of two percent of the amount due.  During the year ended December 31, 2010, the Company repaid principal of $5,712 and interest of $815.  During the year ended December 31, 2011, the Company repaid principal of $5,675, interest of $570 and accrued interest of $1,327.  During the year ended December 31, 2012, the Company repaid principal of $nil, interest of $nil and accrued interest of $1,994.  During the six-months period ended June 30, 2013, the Company repaid principle of $1,305 and accrued interest of $nil.  At June 30, 2013, the Company owes accrued interest of $3,425 and the remaining principal balance is $30,699.

F-5

NOTE 6 - CONVERTIBLE NOTES PAYABLE

The Company had the following notes payable outstanding as of June 30, 2013 and December 31, 2012:

	June 30, 2013	December 31, 2012

Note C-1	$20,000	$20,000
Dated – February 4, 2008

Note C-1	20,000	20,000
Dated - February 4, 2008

Note C-1	27,000	27,000
Dated - February 4, 2008

Note C-1	21,000	21,000
Dated - February 4, 2008

Note C-2	20,000	20,000
Dated – February 15, 2008

Note C-3	250,000	250,000
Dated – March 18, 2008

Note C-4	250,000	250,000
Dated – August 15, 2008

Note C-5	20,000	20,000
Dated – August 31, 2011

Total notes payable	$628,000	$628,000
	-	-
Less: current portion of long-term debt	608,000	608,000
Long-term debt	$20,000	$20,000

Notes C-1: On February 4, 2008, the Company entered into four convertible promissory note agreements for a total of $88,000.  Pursuant to the agreements, the notes bear interest at 8% per annum.  The principal balance and all accrued interest was due and payable on February 4, 2011 (the “Maturity Date”) provided that the note holder has given notice to the Company on or after August 4, 2008, but prior to the Maturity Date, demanding full payment of the note as of the Maturity Date.  The principal amount and accrued interest shall be converted into shares of common stock of the Company upon the first occurrence of any one of the following events: (i) If the Company has not received a Payoff Notice and no event of default has occurred as of the Maturity Date; (ii) the final closing date of a minimum of $500,000 financing  (the “Next Financing Closing”) which results in the Company receiving new capital investment in exchange for the issuance by the Company of a capital interest in the Company; and (iii) immediately prior to the occurrence of any of the following (“Change of Control”): when (1) the Company sells, conveys, or otherwise disposes of all or substantially all of its property or business; or (2) when the Company causes to be registered and sold any of its shares of common stock pursuant to and under a registration statement prepared and filed in compliance with the Federal Securities Act of 1933; or (3) when the Company effects any transaction which results in one or more stockholders who were not stockholders of the Company immediately prior to such transaction owning more than eighty percent (80%) of the voting rights of the Company. The Company shall provide a written notice to the note holder of the occurrence of any such conversion event (“Conversion Notice”).

F-6

If conversion occurs at the Next Financing Closing, then the note is convertible into the same type, series, and class of securities issued under the Next Financing Closing.  The conversion price shall equal to conversion amount divided by the average price per share received by the Company at the Next Financing Closing, multiplied by 95% if the Next Financing Closing occurs on or before August 4, 2008, 90% if the Next Financing Closing occurs after August 4, 2008 but on or before August 4, 2009, 85% if the Next Financing Closing occurs after August 4, 2008 but on or before February 4, 2010, or 80% if the Next Financing Closing occurs after February 4, 2010.

If the conversion occurs at the Maturity Date or upon a Change of Control, then the conversion price shall be equal to $9.36 per share.

Pursuant to ASC 470-20, “Debt with Conversion and Other Options,” the Company did not allocate any proceeds to the conversion feature at issuance as the value of the conversion feature should not be recognized until the contingency event occurs.  The Company also evaluated the conversion feature under ASC 815-40, “Derivatives and Hedging – Contracts in Entity’s Own Equity,” and determined that the conversion feature did not meet the criteria necessary for derivative treatment.

As of the Maturity Date, the Company has not received new capital investment of a minimum of $500,000 or a Payoff Notice from the note holders.  Pursuant to the terms of the agreement, the principal amounts and accrued interest were then convertible into common stock of the Company.  The Company determined that there was no beneficial conversion feature as the fair value of common stock of the Company is below the conversion price of $9.36.  At June 30, 2013, the convertible promissory notes have not been repaid or converted.

On July 13, 2013, the Company agreed to convert the principal balance of $88,000 into 412,501 shares of common stock of the Company at $0.2133 per share.

Note C-2: On February 15, 2008, the Company entered into a convertible promissory note agreement for $20,000.  Pursuant to the agreement, the note bears interest at 8% per annum.  The principal balance and all accrued interest was due and payable on February 15, 2011 (the “Maturity Date”) provided that the note holder has given notice to the Company on or after August 15, 2008, but prior to the Maturity Date, demanding full payment of the note as of the Maturity Date.  The principal amount and accrued interest shall be converted into common stock of the Company upon the first occurrence of any one of the following events: (i) If the Company has not received a Payoff Notice and no event of default has occurred as of the Maturity Date; (ii) the final closing date of a minimum of $500,000 financing  (the “Next Financing Closing”) which results in the Company receiving new capital investment in exchange for the issuance by the Company of a capital interest in the Company; and (iii) immediately prior to the occurrence of any of the following (“Change of Control”): when (1) the Company sells, conveys, or otherwise disposes of all or substantially all of its property or business; or (2) when the Company causes to be registered and sold any of its shares of common stock pursuant to and under a registration statement prepared and filed in compliance with the Federal Securities Act of 1933; or (3) when the Company effects any transaction which results in one or more stockholders who were not stockholders of the Company immediately prior to such transaction owning more than eighty percent (80%) of the voting rights of the Company. The Company shall provide a written notice to the note holder of the occurrence of any such conversion event (“Conversion Notice”).

F-7

If conversion occurs at the Next Financing Closing, then the note is convertible into the same type, series, and class of securities issued under the Next Financing Closing.  The conversion price shall equal to conversion amount divided by the average price per share received by the Company at the Next Financing Closing, multiplied by 95% if the Next Financing Closing occurs on or before August 15, 2008, 90% if the Next Financing Closing occurs after August 15, 2008 but on or before August 15, 2009, 85% if the Next Financing Closing occurs after August 15, 2008 but on or before February 15, 2010, or 80% if the Next Financing Closing occurs after February 15, 2010.

If the conversion occurs at the Maturity Date or upon a Change of Control, then the conversion price shall be equal to $9.36 per share.

Pursuant to ASC 470-20, “Debt with Conversion and Other Options,” the Company did not allocate any proceeds to the conversion feature at issuance as the value of the conversion feature should not be recognized until the contingency event occurs.  The Company also evaluated the conversion feature under ASC 815-40, “Derivatives and Hedging – Contracts in Entity’s Own Equity,” and determined that the conversion feature did not meet the criteria necessary for derivative treatment.

As of the Maturity Date, the Company has not received new capital investment of a minimum of $500,000 or a Payoff Notice from the note holder.  Pursuant to the terms of the agreement, the principal amount and accrued interest was then convertible into shares of common stock of the Company.  The Company determined that there was no beneficial conversion feature as the fair value of common stock of the Company is below the conversion price of $9.36.   At June 30, 2013, the promissory note has not been repaid or converted.

On July 13, 2013, the Company agreed to convert the principal balance of $20,000 into 93,750 shares of common stock of the Company at $0.2133 per share.

Note C-3: On March 18, 2008, the Company entered into a convertible promissory note agreement for $250,000.  Pursuant to the agreement, the note bears interest at 8% per annum.  The principal balance and all accrued interest was due and payable on March 18, 2011 (the “Maturity Date”) provided that the note holder has given written notice to the Company on or after September 18, 2010, but prior to the Maturity Date, demanding full payment of this note as of the Maturity Date (the “Payoff Notice”).  The principal amount and accrued interest shall be converted into common stock of the Company upon the first to occur of the following events and the Company shall provide a written notice to the note holder of the occurrence of any such conversion event (“Conversion Notice”): (i) If the Company has not received a Payoff Notice and no event of default has occurred as of the Maturity Date; (ii) the final closing date of a minimum of $500,000 financing  (the “Next Financing Closing”) which results in the Company receiving new capital investment in exchange for the issuance by the Company of a capital interest in the Company; and (iii) immediately prior to the occurrence of any of the following (“Change of Control”): when (1) the Company sells, conveys, or otherwise disposes of all or substantially all of its property or business; or (2) when the Company causes to be registered and sold any of its shares of common stock pursuant to and under a registration statement prepared and filed in compliance with the Federal Securities Act of 1933; or (3) when the Company effects any transaction which results in one or more stockholders who were not stockholders of the Company immediately prior to such transaction owning more than sixty-five percent (65%) of the voting rights of the Company.

F-8

If conversion occurs at the Next Financing Closing, then the note is convertible into the same type, series, and class of securities issued under the Next Financing Closing.  The conversion price shall equal to conversion amount divided by the average price per share received by the Company at the Next Financing Closing, multiplied by 95% if the Next Financing Closing occurs on or before September 18, 2008, 90% if the Next Financing Closing occurs after September 18, 2008 but on or before September 18, 2009, 85% if the Next Financing Closing occurs after September 18, 2009 but on or before March 18, 2010, or 80% if the Next Financing Closing occurs after March 18, 2010.

If the conversion occurs at the Maturity Date or upon a Change of Control, then the conversion price shall be equal to $9.36 per share.

Pursuant to ASC 470-20, “Debt with Conversion and Other Options,” the Company did not allocate any proceeds to the conversion feature at issuance as the value of the conversion feature should not be recognized until the contingency event occurs.  The Company also evaluated the conversion feature under ASC 815-40, “Derivatives and Hedging – Contracts in Entity’s Own Equity,” and determined that the conversion feature did not meet the criteria necessary for derivative treatment.

As of the Maturity Date, the Company has not received new capital investment of a minimum of $500,000 or a Payoff Notice from the note holder.  Pursuant to the terms of the agreement, the principal amount and accrued interest was then convertible into common stock of the Company.  The Company determined that there was no beneficial conversion feature as the fair value of common stock of the Company is below the conversion price of $9.36. At June 30, 2013, the promissory note has not been repaid or converted.

Note C-4: On August 15, 2008, the Company entered into a secured convertible promissory note agreement for $250,000.  The convertible promissory note, which was due on September 1, 2010, bears interest at the rate of 9% per annum.  In the event the note is not repaid or converted on or prior to September 1, 2010 or after an event of default, the rate of interest applicable to the unpaid principal amount shall increase to 15% per annum.  Pursuant to the agreement, the holder of the note has the right to convert upon written notice to the Company the principal then due under the note on the following terms: (i) automatically into the Company’s next issued series of preferred stock for not less than $1,500,000 at the per share price.  Interest will either be paid or converted at the option of the holder; or (ii) in the event that the conversion in (i) does not occur by August 30, 2010, then the holder will have the option of converting the note into the requisite number of units of the Company’s preferred stock.  The conversion price will be determined by the Company immediately prior to the time of conversion.

F-9

The conversion price will be determined through (i) or (ii) below at the option of the Company:

i).  The per share value of each share of preferred stock will equal to the result of the following formula: (1) six times the average earnings before interest, taxes, depreciation and amortization (“EBITDA”) of the Company for the 2008 and 2009 fiscal years, divided by the product of (1) by the number of preferred stock issued and outstanding.

ii). The fair market value of each share of preferred stock as of August 30, 2010.  The fair market value of the preferred stock shall be determined by a qualified appraiser jointly selected by the Company and the note holder.

Pursuant to ASC 470-20, “Debt with Conversion and Other Options,” the Company did not allocate any proceeds to the conversion feature at issuance as the value of the conversion feature should not be recognized until the contingency event occurs.  The Company also evaluated the conversion feature under ASC 815-40, “Derivatives and Hedging – Contracts in Entity’s Own Equity,” and determined that the conversion feature did not meet the criteria necessary for derivative treatment.

As of August 30, 2010, the Company had not completed a financing of a minimum of $1,500,000 and the note holder did not contact the Company to determine the fair market value of the preferred stock or demand payment.  At June 30, 2013, the promissory note has not been repaid or converted.

Note C-5: On August 31, 2011, the Company entered into a convertible promissory note agreement for $20,000.  Pursuant to the agreement, the note bears interest at 6% per annum.  The principal balance and all accrued interest is due and payable on August 31, 2014 (the “Maturity Date”) provided that the note holder has given notice to the Company on or after February 28, 2014, but prior to the Maturity Date, demanding full payment of the note as of the Maturity Date.  The principal amount and accrued interest shall be converted into shares of common stock of the Company upon the first occurrence of any one of the following events: (i) If the Company has not received a Payoff Notice and no event of default has occurred as of the Maturity Date; (ii) the final closing date of a minimum of $500,000 financing  (the “Next Financing Closing”) which results in the Company receiving new capital investment in exchange for the issuance by the Company of a capital interest in the Company; and (iii) immediately prior to the occurrence of any of the following (“Change of Control”): when (1) the Company sells, conveys, or otherwise disposes of all or substantially all of its property or business; or (2) when the Company causes to be registered and sold any of its shares of common stock pursuant to and under a registration statement prepared and filed in compliance with the Federal Securities Act of 1933; or (3) when the Company effects any transaction which results in one or more stockholders who were not stockholders of the Company immediately prior to such transaction owning more than eighty percent (80%) of the voting rights of the Company. The Company shall provide a written notice to the note holder of the occurrence of any such conversion event (“Conversion Notice”).

F-10

If conversion occurs at the Next Financing Closing, then the note is convertible into the same type, series, and class of securities issued under the Next Financing Closing.  The conversion price shall equal to conversion amount divided by the average price per share received by the Company at the Next Financing Closing, multiplied by 95% if the Next Financing Closing occurs on or before February 29, 2012, 90% if the Next Financing Closing occurs after February 29, 2012 but on or before February 28, 2013, 85% if the Next Financing Closing occurs after February 28, 2013 but on or before August 31, 2013, or 80% if the Next Financing Closing occurs after August 31, 2013.

If the conversion occurs at the Maturity Date or upon a Change of Control, then the conversion price shall be equal to $9.36 per share.

Pursuant to ASC 470-20, “Debt with Conversion and Other Options,” the Company did not allocate any proceeds to the conversion feature at issuance as the value of the conversion feature should not be recognized until the contingency event occurs.  The Company also evaluated the conversion feature under ASC 815-40, “Derivatives and Hedging – Contracts in Entity’s Own Equity,” and determined that the conversion feature did not meet the criteria necessary for derivative treatment.

On July 13, 2013, the Company agreed to convert the principal balance of $20,000 into 93,750 shares of common stock of the Company at $0.2133 per share).

During the six-months ended June 30, 2013, the Company recognized in aggregate of $33,492 (2012-$37,989) in interest expense for the convertible notes.

NOTE 7 – ADVANCES RECEIVED

During the six months ended June 30, 2013, the Company received $425,000 in advances from Global Energy Innovations Inc., an independent company incorporated in British Columbia, Canada with no contractual affiliation with Global Energy Innovations, Inc (Michigan), or with GEI Global Energy Corp. (Nevada).  The final terms of the repayment agreement are currently under negotiation.

NOTE 8 - EQUITY

On June 30, 2013, the Company had 9,000,000 issued and outstanding and the Company had 10,000,000 common shares authorized.

No shares of common stock were issued by the Company during the three and six months ended June 30, 2013.

F-11

NOTE 9 – GENERAL AND ADMINISTRATIVE

	Three Months Ended		Six Months Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012

Business development	$96,253	$1,150	$96,253	$1,150
Professional fees	22,621	-	22,621	500
Rent	15,000	621	15,000	1,242
Office expense	15,904	553	15,992	1,105
Management salaries	3,775	-	3,775	-
Total general and administrative	$153,553	$2,324	$153,641	$3,997

NOTE 10 – COMMITMENTS

The Company entered into an agreement with Atlanta Marketing Consultant (“Atlanta”), which commenced on May 15, 2010 where Atlanta will be entitled to a 5% commission of the total amount received by the Company on all business generated as a result of each business arrangement introduced by the efforts of Atlanta.  In the event Atlanta is able to assist the Company in the raising of capital through said contacts, Atlanta will be entitled to a one-time consulting fee of 3% to 5% of the amount of capital raised.  If the amount of capital raised by the Company is $750,000 or below, Atlanta will receive a 5% consulting fee.  If the amount of capital raised is over $750,000 but below $1,500,000, Atlanta will receive in a consulting fee of 4% of monies raised.  Any amount of capital raised by the Company exceeding $1,500,000 will result in a consulting fee payment of 3%.  All payments will be due on a quarterly basis and paid on the 5th day of the month of each new quarter of the calendar year.  The agreement shall not terminate as long as the Company is receiving income or equity positions from parties brought to the Company as a result of Atlanta’s efforts for a period ending 5 years from the first transaction.

The Company entered into a service agreement with Troy Spencer (“Spencer”) dated on November 19, 2012 in which Spencer has been engaged to assist the Company in raising capital through said contracts. Spencer will be entitled to a consulting fee of 3% to 10% of the amount of capital raised.  If the amount of capital raised by the Company is $750,000 or below, Spencer will receive a 10% consulting fee.  If the amount of capital raised is over $750,000 but below $1,500,000, Spencer will receive a consulting fee of 4% of monies raised.  Any amount of capital raised by the Company exceeding $1,500,000 will result in a consulting fee payment of 3%.  All aforementioned payments will be due within 10 business days after the Company receives funding from an investor.  Spencer will receive fee payments for investments from the same investors for a period of 36 months from the initial investment.  The agreement shall not terminate as long as the Company is receiving income or equity positions from all aforementioned parties and other potential parties brought to the Company as a result of Spencer’s efforts.

F-12

On March 2, 2013 the Company entered into a consulting agreement with Earl H. Roberts Limited (“Roberts”).  The Company agreed to pay a fee of 10% of the total cash or stock values of business derived form Roberts’ efforts from introductions, for licensing of technologies, or sale of technology.  Furthermore, the Company agrees to pay a fee equal to 2% of the equity ownership for technology commercialization partnerships as a result of introductions.  Roberts can elect to forgo cash payment for stock in the Company.

On May 30, 2013, the Company entered into a lease agreement for Engineering and Office Rental Space with Trialon Corporation for a period of one year commencing on July 1, 2013 to June 30, 2014.  The monthly lease rate is $5,075.  The Company has paid a security deposit of $5,075 and the first six-month rent of $30,450 in June 2013.  Rent consideration for January 1, 2014 to June 30, 2014 will be payable on January 1, 2014.

NOTE 11– SUBSEQUENT EVENTS

In accordance with the Subsequent Events Topic of the FASB ASC 855, Management has evaluated subsequent events to March 7, 2014, and has determined that the following events are reasonably likely to impact the financial statements:

On July 13, 2013, the Company issued an aggregate of 600,001 shares of common stock upon the conversion of convertible notes in the amount of $128,000 (see Note 6).

On August 15, 2013, the Company signed a share purchase agreement with Suja Minerals Corp. (“Suja”), a public company incorporated in Nevada, United States, according to which Suja has acquired 100% of the outstanding shares of the Company for $250,000 and 15,000,000 shares of common stock and 2,500 shares of Series A Convertible Super-Voting Preferred Stock.  In addition, the Company’s President received a right to a royalty of 2.5% of sales up to $100,000,000 per year and 1.5% of sales over $100,000,000 per year for 10 years.

F-13

Item 3.02.  Unregistered Sales of Equity Securities

On August 14, 2013, the Board of Directors authorized the issuance to Dr. Berry of 2,500 restricted shares of Series A Convertible Super-Voting Preferred Stock.  On August 16, 2013, the Board of Directors authorized the issuance to Dr. Berry of 15,000,000 (75,000 post-split) restricted shares of Common Stock.  For both of these stock issuances, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.  The Company complied with the exemption requirements of Section 4(a)(2) of the Securities Act based on the following: (1) the authorization was an isolated private transaction by the Company which did not involve a public offering; (2) the offeree had access to the kind of information which registration would disclose and (3) the offeree was financially sophisticated.

On August 19, 2013, the Board of Directors accepted for cancellation 10,000,000 (50,000 post-split) restricted shares of the Company’s common stock, which had been held by Hemisphere West Co, Ltd.  The purpose of this cancellation was to facilitate the transfer of control of the Company to Dr. Berry.

On August 20, 2013, the Board of Directors approved the conversion of $119,929.51 in notes payable held by five different note-holders into 19,987,142 (99,936 post-split) shares of the Company’s common stock. $35,985 of notes previously held by Matt Reams, President and Director of the Company, and subsequently assigned to Imperial Riviera Inc., were included in this debt conversion, and Imperial Riviera Inc. received 6,425,892 (32,129 post-split) shares of the Company’s common stock as a result of the debt conversion.  The Company complied with the exemption requirements of Section 4(a)(2) of the Securities Act based on the following: (1) the debt conversion authorization was an isolated private transaction by the Company which did not involve a public offering; (2) the offeree had access to the kind of information which registration would disclose and (3) the offeree was financially sophisticated.  This debt conversion was rescinded on October 4, 2013.

Item 5.01.  Changes in Control of Registrant

As reported in Item 3.02, there was issued to Dr. Berry 2,500 shares of the Company’s Series A Convertible Super-Voting Preferred Stock.  Each of these preferred shares has a common stock conversion rate of 1/1,000 of the total issued shares of the common stock of the Purchaser at the time of conversion.  Furthermore, these preferred shares will at all times prior to their total conversion have a collective voting right equal to 50.00% of the total outstanding voting power of the corporation.  As a result of the issuances to Dr. Berry of the Series A Convertible Super-Voting Preferred Stock and 15,000,000 (75,000 post-split) shares of the Company’s common stock, a change in control of the Company has resulted, and the new controlling person is Dr. Berry, as he will have the voting power to elect the Company’s Board of Directors.  Information concerning Dr. Berry is provided in Item 5.02.

Item 5.02.  Departure of Director or Principal Offic ers; Election of Directors; Appointment of Principal Officers

On August 21, 2013, our Board of Directors elected Dr. Berry to a vacant seat on the Board of Directors.  Dr. Berry was selected as a Director based on his experience in the fuel cell industry and his experience as founder, President and CEO of GEI.  Immediately after the election of Dr. Berry to the Board of Directors, the Board elected Dr. Berry to the position of Chief Executive Officer (CEO).  Matt Reams remains a Director of the Company, and is still our President, Secretary, Treasurer and Interim CFO.

Dr. Berry, 58, has been Professor of Mechanical Engineering for over 26 years at Kettering University, and served as the former Head of Mechanical Engineering for 17 years.  Dr. Berry, an ASME (American Society of Mechanical Engineers) Fellow, also spearheaded, conceived, and raised over $10 million in funding for Kettering's Center for Fuel Cell Systems Engineering's (www.kufuelcellcenter.info) research initiatives. Recognizing the lack of an infrastructure for the storage and distribution of hydrogen as a "fuel," as required for traditional fuel cells, as being a major barrier to global fuel cell commercialization, Dr. Berry's vision was a more robust fuel cell power plant system to leverage the existing global logistic fuel infrastructure such as abundant and inexpensive natural gas. The result being the GEI X5 as a novel and revolutionary hybrid fuel cell power systems architecture.

Dr. Berry also serves as the President and CEO of GEI.

Dr. Berry has not yet entered into an employment agreement or related transaction with the Company.

Dr. Berry has not entered into any arrangement or understanding with any other person in connection with his appointment as our President and CEO.

Dr. Berry is not related to any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.

Dr. Berry has not been involved in any of the following events during the past ten years:

1.
A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities; associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

i)
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator,  floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or

ii)	Engaging in any type of business practice; or

iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.
The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;

5.
Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.
Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.
Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i)	Any Federal or State securities or commodities law or regulation; or

ii)
Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

iii)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.
Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Item 7.01. Regulation FD Disclosure

On August 15, 2013, SUJA Minerals, Corp. issued a press release, which is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

             In accordance with Item 9.01(a), the audited financial statements of GEI for the years ended December 31, 2012 and December 31, 2011 are included in Item 2.01 of this Report.  Also included are the Three months ended March 31, 2013 and three and six months ended June 30, 2013 of GEI.

(b) Pro forma financial information:

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET FOR JUNE 30, 2013 AND JULY 31 2013

	Years Ended
	June 30, 2013	July 31, 2013
	Global Energy Innovations, Inc.	Suja Mineral Corp.	Total	Reverse Merger Adjustments	Notes	Combined

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$43,220	$-	$43,220	$-		$43,220
Prepaid expenses	35,524	-	35,524			35,524
Total Current Assets	78,744	-	78,744	-		78,744

Property and equipment, net	83,372	-	83,372	-		83,372
			-
Patent	-	-	-	-		-
Deposits	-	-	-	-		-
Total Assets	$162,116	$-	$162,116	$-		$162,116

LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$294,470	$31,625	326,095	$(31,625)	(a)	$294,470
Accrued expenses	312,333	37,572	349,905	-	(a)	349,905
Accrued expenses - related party	7,945	3,261	11,206	(3,261)	(a)	7,945
Accrued for acquisition consideration payable in cash				250,000	(b)	250,000
Advances received	425,000		425,000	-		425,000
Convertible note payable	608,000		608,000	-		608,000
Notes payable	60,699	59,758	120,457	(59,758)	(a)	60,699
Notes payable - related party		27,708	27,708	(27,708)	(a)	-
Total Current Liabilities	1,708,447	159,924	1,868,371	127,648		1,996,019

Convertible note payable	20,000	-	20,000	-		20,000

Total Liabilities	1,728,447	159,924	1,888,371	127,648		2,016,019

Shareholders' Deficit
Common stock, no par value, 10,000,000 shares authorized,
9,000,000 shares issued and outstanding	1	-	1	-		1
Preferred stock, $0.001 par value, 10,000,000 shares authorized,
no shares issued and outstanding	-	-	-	-		-
Common stock, $0.001 par value, 800,000,000 shares authorized,
9,450,000 shares issued and outstanding (47,250 post split)	-	19,450	19,450	(19,450)	(c)	-
15,000,000 issued on acquisition (75,000 post split)	-	-	-	75	(d)	75
2,500 convertible, non-dilutable, voting super preferred shares	-	-	-	50,000		50,000
Additional paid-in capital	-	175,050	175,050	(175,050)	(c)	-
Deficit	(1,566,332)	(354,424)	(1,920,756)	16,777	(a), (e)	(1,903,979)
Total Shareholders' Equity	(1,566,331)	(159,924)	(1,726,255)	(127,648)		(1,853,903)

Total Liabilities and Shareholders' Deficit	$162,116	$-	$162,116	$-		$162,116

(a) The adjustment reflects liabilities and assets that are no longer assets or obligations of the acquirer Global Energy Innovations, Inc.

(b) The adjustment reflects obligation for $250,000 in cash consideration for the acquisition.

(c) The adjustment reflects the removal of share capital and deficit of Suja under the reverse acquisition method of accounting.

(d) The adjustment reflects the estimated fair value of the share component of the acquisition consideration post of split in December 24, 2013.

(e) The adjustment is the charge against deficit for the difference between the book value of acquired net assets and the fair value of the acquisition consideration.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE YEARS ENDED SEPTEMBER 30, 2012 AND OCTOBER 31, 2012

	Global Energy Innovations, Inc.	Suja Mineral Corp.	Proforma
	Year Ended	Year Ended
	September 30, 2012	October 31, 2012	Adjustments	Notes	Combined

NET REVENUES	$152,657	$-	$-		$152,657
COST OF SALES	81,842	-	-		81,842
GROSS PROFIT	70,815	-	-		70,815

OPERATING EXPENSES:
General and administrative	67,974	43,391	-		111,365
Depreciation and amortization	1,659	-	-		1,659
TOTAL OPERATING EXPENSES	69,633	43,391			113,024

LOSS FROM OPERATIONS	1,182	(43,391)	-		(42,209)

Other expenses/(income):
Interest expense	76,196	787	(787)	(a)	76,196
Interest expense - related party	-	1,411	(1,411)	(a)	-
Total other (income) expenses	76,196	2,198	(2,198)		76,196

NET LOSS	$(75,014)	$(45,589)	$(2,198)		$(118,405)

NET LOSS PER SHARE:
Basic and diluted:	$	$			$(0.97)

Weighted average shares					122,000

(a) The adjustment reflects the removal of expenses of Suja that are not representative of the expenses of the combined entity

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED JUNE 30, 2013 AND JULY 31, 2013

	Global Energy Innovations, Inc.	Suja Mineral Corp.	Proforma
	Nine Months Ended	Nine Months Ended
	June 30, 2013	July 31, 2013	Adjustments	Notes	Combined

NET REVENUES	$-	$-	$-		$-
COST OF SALES			-		-
GROSS PROFIT			-		-

OPERATING EXPENSES:
General and administrative	154,729	32,071	-		186,800
Impairment of assets	-	128,478	(128,478)	(a)	-
Depreciation and amortization	2,128	-	-		2,128

LOSS FROM OPERATIONS	(156,857)	(160,549)	128,478		(188,928)

Other expenses/(income):
Interest expense	36,779	1,917	(1,917)	(a)	36,779
Interest expense - related party	-	1,061	(1,061)	(a)	-
Total other (income) expenses	36,779	2,978	(2,978)		36,779

NET LOSS	$(193,636)	$(163,527)	$125,500		$(225,707)

NET LOSS PER SHARE:
Basic and diluted:	$	$			$(1.85)

Weighted average shares					122,000

(a) The adjustment reflects the removal of expenses of Suja that are not representative of the expenses of the combined entity

(c) Shell company transactions:

            None

(d) Exhibits

Exhibit 10.01 – Share Purchase Agreement, dated as of August 6, 2013 among K. Joel Berry, Suja Minerals, Corp. and Global Energy Innovations, Inc. *

* Previously filed.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exhibit  99.1       Press Release of SUJA MINERALS, CORP. dated August 15, 2013 *

GEI GLOBAL ENERGY CORP.

Date: March 12, 2014	By:	/s/ Matt Reams
	Name:	Matt Reams
	Title:	President, Secretary, Treasurer and Acting CFO